                               PEGASUS PROVIDER
                     GROUP FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
[LOGO]                     TELEPHONE (800) 861-1408

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This Prospectus describes a group flexible premium variable life insurance policy (the "Group Policies," and each individually a "Group Policy") and certificates of insurance (the "Certificates," and each individually a "Certificate") offered by Hartford Life and Annuity Insurance Company ("Hartford"). The Certificates are designed to provide lifetime insurance coverage to the Insured(s) named in the Certificates, and maximum flexibility in connection with premium payments and the Death Benefit, together with an opportunity to participate in the investment experience of ICMG Registered Variable Life Separate Account One. For a given amount of Death Benefit chosen, the Owner has considerable flexibility in selecting the timing and amount of premium payments. In addition to the Initial Premium payment, additional premium payments are also allowed.

Group Policies may be issued to a Participating Employer or to a trust that is adopted by a Participating Employer. Eligible employees of Participating Employers may own Certificates issued under their respective Participating Employer's Group Policy. The Owners possess all rights and interests under the Group Policy. The Owners are provided with the Certificates, which describe each Owner's rights, benefits, and options under the Group Policy.

Sales agents can provide prospective purchasers with individualized sales illustrations which reflect all the fees and charges associated with the Certificate options selected.

The Certificates provide for a Death Benefit, pursuant to which Death Proceeds are payable at the Insured's death. You may select one of two Death Benefit options. Death Benefit Option A is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Death Benefit Option B is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable.

The Investment Value of a Certificate will also vary up or down to reflect the investment experience of the Investment Divisions to which Net Premiums have been allocated. The Owner bears the investment risk for all amounts so allocated.


The Portfolios underlying the Investment Divisions presently are: the VIP High Income Portfolio, the VIP Equity-Income Portfolio, and the VIP Money Market Portfolio of Variable Insurance Products Fund; the VIP II Asset Manager Portfolio and the VIP II Index 500 Portfolio of Variable Insurance Products Fund II; the VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III; the Pegasus Bond Fund, the Pegasus Growth and Value Fund, the Pegasus Mid-Cap Opportunity Fund, the Pegasus Growth Fund, and the Pegasus Intrinsic Value Fund of Pegasus Variable Funds; and the Putnam VT International Growth Fund, the Putnam VT Vista Fund, and the Putnam VT Voyager Fund of Putnam Variable Trust.


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IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
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THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE
AVAILABLE UNDERLYING FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED
OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE
PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.
REVISED MAY 1, 1998.

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 HARTFORD..............................................................    8
 THE SEPARATE ACCOUNT..................................................    9
 THE FUNDS.............................................................    9
   General.............................................................    9
     Variable Insurance Products Fund, Variable Insurance Products Fund
      II, and
      Variable Insurance Products Fund III.............................    9
     Pegasus Variable Funds............................................   10
     Putnam Variable Trust.............................................   10
   The Portfolios......................................................   10
 DETAILED DESCRIPTION OF CERTIFICATE BENEFITS AND PROVISIONS...........   11
   General.............................................................   11
   Issuance of a Certificate...........................................   11
   Premiums............................................................   12
     Premium Payment Flexibility.......................................   12
     Allocation of Premium Payments....................................   12
     Accumulation Units................................................   12
     Accumulation Unit Values..........................................   12
     Premium Limitation................................................   13
   Values Under the Certificate........................................   13
   Surrender of the Certificate........................................   13
     Partial Withdrawals...............................................   13
   Transfers Among Investment Divisions................................   14
     Amount and Frequency of Transfers.................................   14
     Transfers to or from Investment Divisions.........................   14
     Asset Rebalancing.................................................   14
     Procedures for Telephone Transfers................................   14
   Valuation of Payments and Transfers.................................   14
     Processing of Transactions........................................   15
   Loans...............................................................   15
     Loan Interest.....................................................   15
     Credited Interest.................................................   15
     Loan Repayments...................................................   15
     Termination Due to Excessive Debt.................................   15
     Effect of Loans on Investment Value...............................   15
   Death Benefit.......................................................   15
     Minimum Death Benefit Testing Procedures..........................   15
     Death Benefit Options.............................................   16
     Option Change.....................................................   16
     Payment Options...................................................   16
     Legal Developments Regarding Income Payments......................   16
     Beneficiary.......................................................   17
     Increases and Decreases in Face Amount............................   17
   Benefits at Maturity................................................   17
   Termination of Participation in the Group Policy....................   17
   Lapse and Reinstatement While the Group Policy Is In Effect.........   17
     Lapse and Grace Period............................................   17
     Reinstatement.....................................................   17
   Enrollment for a Certificate........................................   18
   The Right to Examine the Certificate................................   18

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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
                                                                         PAGE
                                                                         ----
   Deductions from Premium.............................................   18
     Front-End Sales Load..............................................   18
     Premium Related Tax Charge........................................   18
     DAC Tax Charge....................................................   18
   Deductions and Charges from Investment Value........................   18
     Monthly Deduction Amount..........................................   18
   Mortality and Expense Risk Charge...................................   19
   Taxes...............................................................   20
 OTHER MATTERS.........................................................   20
   Additions, Deletions or Substitutions of Investments................   20
   Voting Rights.......................................................   20
   Our Rights..........................................................   20
   Statements to Owners................................................   21
   Limit on Right to Contest...........................................   21
   Misstatement as to Age or Sex.......................................   21
   Assignment..........................................................   21
   Dividends...........................................................   21
   Experience Credits..................................................   21
 SUPPLEMENTAL BENEFITS.................................................   21
   Maturity Date Extension Rider.......................................   21
 EXECUTIVE OFFICERS AND DIRECTORS......................................   22
 DISTRIBUTION OF THE GROUP POLICY......................................   25
 SAFEKEEPING OF THE SEPARATE ACCOUNT ASSETS............................   26
 FEDERAL TAX CONSIDERATIONS............................................   26
   General.............................................................   26
   Taxation of Hartford and the Separate Account.......................   26
   Income Taxation of Certificate Benefits.............................   26
   Modified Endowment Contracts........................................   27
   Diversification Requirements........................................   27
   Federal Income Tax Withholding......................................   27
   Other Tax Considerations............................................   27
 LEGAL PROCEEDINGS.....................................................   27
 EXPERTS...............................................................   28
 REGISTRATION STATEMENT................................................   28
 APPENDIX A -- ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUE AND CASH
   SURRENDER VALUE.....................................................   29
 FINANCIAL STATEMENTS..................................................   42

             THE GROUP POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of an Investment Division.

ADJUSTABLE LOAN INTEREST RATE: The interest rate charged on Loans that is adjusted from time to time by Hartford. The method of calculation of the Adjustable Loan Interest Rate is described later in this Prospectus.

ATTAINED AGE: The Issue Age plus the period since the Coverage Date.

BENEFICIARY: The person so designated by the Owner in the Certificate.

CASH SURRENDER VALUE: The Cash Value, less Debt, less any charges accrued but not yet deducted.

CASH VALUE: The Investment Value plus the Loan Account Value.

CERTIFICATE: The form evidencing and describing the Owner's rights, benefits, and options under the Group Policy. The Certificate will describe, among other things, (i) the benefits for the named Insured, (ii) to whom the benefits are payable and (iii) the limits and other terms of the Group Policy as they pertain to the Insured.

CERTIFICATE ANNIVERSARY: An anniversary of the Coverage Date.

CHARGE DEDUCTION DIVISION: An Investment Division from which all charges are deducted if so designated in the Enrollment Form or later elected.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE DATE: The date insurance under the Certificate is effective as to an Insured and from which Coverage Months and Coverage Years are determined.

COVERAGE MONTH(S): The 1-month period following the Coverage Date and each anniversary thereof.

COVERAGE YEAR(S): The 12 month period following the Coverage Date and each anniversary thereof.

CUSTOMER SERVICE CENTER: The service area of Hartford Life and Annuity Insurance Company.

DEATH BENEFIT: The Death Benefit option in effect determines how the Death Benefit is calculated. The two Death Benefit options are described under "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 15.

DEATH PROCEEDS: The Death Benefit less outstanding Debt plus any rider benefits payable.

DEBT: The aggregate amount of outstanding Loans, plus any interest accrued at the Adjustable Loan Interest Rate.

ENROLLMENT FORM: The form required to be filled out prior to issuance of a Certificate. The specific form used will depend on the underwriting classification and plan design.

FACE AMOUNT: The minimum Death Benefit as long as the Certificate is in force. It is specified at issue and may be changed after issue on request, or due to a change in Death Benefit option or a partial withdrawal.

FUNDS: The registered open-end management investment companies in which assets of the Investment Divisions of the Separate Account may be invested. Currently, the Funds include: (i) Variable Insurance Products Fund ("VIP"), managed by Fidelity Management & Research Company ("FMR"); (ii) Variable Insurance Products Fund II ("VIP II"), managed by FMR; (iii) Variable Insurance Products Fund III ("VIP III"), managed by FMR; (iv) Pegasus Variable Funds, managed by First Chicago NBD Investment Management Company ("FCNIMCO"); and (v) Putnam Variable Trust, managed by Putnam Investment Management, Inc.("Putnam Management").

GENERAL ACCOUNT: The assets of Hartford other than those allocated to the Separate Account.

GRACE PERIOD: The 61-day period, measured in calendar days, following the date We mail to the Owner notice that the Cash Surrender Value is insufficient to pay the charges due. Unless the Owner has given Us written notice of the termination in advance of the date of termination of any Certificate, insurance will continue in force during this period.

GROUP POLICY: The group flexible premium variable life insurance policy issued by Hartford and described in this Prospectus.

HARTFORD (ALSO REFERRED TO AS "WE," "US," "OUR"): Hartford Life and Annuity Insurance Company.

IN WRITING: In a written form satisfactory to Us.

INITIAL PREMIUM: The amount of premium initially payable shown in Your Certificate.

INSURED: The person on whose life the Certificate is issued. The Insured is identified in the Certificate.


INVESTMENT DIVISION: A separate division of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund. The Separate Account currently offers 14 Investment Divisions: (i) the Fidelity VIP High Income Investment Division, (ii) the Fidelity VIP Equity-Income Investment Division, (iii) the Fidelity VIP Money Market Investment Division, (iv) the Fidelity VIP II Asset Manager Investment Division, (v) the Fidelity VIP II Index 500 Investment Division, (vi) the Fidelity VIP III Growth Opportunities Investment Division, (vii) the Pegasus Bond Investment Division, (viii) the Pegasus Growth and Value Investment Division, (ix) the Pegasus Mid-Cap Opportunity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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Investment Division, (x) the Pegasus Growth Investment Division, (xi) the
Pegasus Intrinsic Value Investment Division, (xii) the Putnam VT International Growth Investment Division, (xiii) the Putnam VT Vista Investment Division, and
(xiv) the Putnam VT Voyager Investment Division.


INVESTMENT VALUE: The sum of the values of assets in the Investment Divisions under the Certificate.

ISSUE AGE: The Insured's age on the birthday nearest to the Coverage Date.

LOAN: Any amount borrowed against the Investment Value under a Certificate.

LOAN ACCOUNT: That portion of Hartford's General Account to which amounts are transferred as a result of a Loan. The Loan Account is credited with interest and does not participate in the investment experience of the Separate Account.

LOAN ACCOUNT VALUE: The amounts of the Investment Value transferred to (or from) the General Account to secure Loans, plus interest accrued at the daily equivalent of an annual rate equal to the Adjustable Loan Interest Rate actually charged, reduced by not more than 1%.

MATURITY DATE: The date on which an Insured's coverage matures as shown in the Certificate. We will pay the Cash Surrender Value, if any, if the Insured is living on the Maturity Date, upon surrender of the Certificate to Hartford.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Investment Value on the Processing Date.

NET AMOUNT AT RISK: The Death Benefit less the Cash Value.

NET PREMIUM: The amount of premium actually credited to the Investment
Divisions.

NYSE: The New York Stock Exchange.

OWNER (ALSO REFERRED TO AS "YOU" OR "YOUR"): The person or legal entity so designated in the Enrollment Form or as subsequently changed. The Owner may be someone other than the Insured. The Owner possesses all rights under the Group Policy with respect to the Certificate.

PARTICIPATING EMPLOYER: A participating employer, or a trust sponsored by a participating employer, to which Hartford issues the Group Policy described in this Prospectus.


PORTFOLIO: A separate mutual fund, series or portfolio of the Funds. There are currently 14 Portfolios available under the Group Policies: the VIP High Income Portfolio, the VIP Equity-Income Portfolio, and the VIP Money Market Portfolio of VIP; the VIP II Asset Manager Portfolio and the VIP II Index 500 Portfolio of VIP II; the VIP III Growth Opportunities Portfolio of VIP III; the Pegasus Bond Fund, the Pegasus Growth and Value Fund, the Pegasus Mid-Cap Opportunity Fund, the Pegasus Growth Fund, and the Pegasus Intrinsic Value Fund of Pegasus Variable Funds; and the Putnam VT International Growth Fund, the Putnam VT Vista Fund, and the Putnam VT Voyager Fund of Putnam Variable Trust.


PRO RATA BASIS: An allocation method based on the proportion of the Investment Value in each Investment Division.

PROCESSING DATE(S): The day(s) on which We deduct charges from the Investment Value. The first Processing Date is the Coverage Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Coverage Date, or on the last day of any month which has no such calendar day.

PROCESSING PERIOD: The period from the Coverage Date to the next Processing Date, and thereafter, the period from one Processing Date to the next.


SEC: The U.S. Securities and Exchange Commission.


SEPARATE ACCOUNT: ICMG Registered Variable Life Separate Account One, an account established by Hartford to separate the assets funding the Group Policies from other assets of Hartford.

VALUATION DAY: Each business day that Hartford and each of the Funds value their respective investment portfolios, unless the Certificate indicates otherwise. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued. The value of the Separate Account is determined at the close of the NYSE (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE INSURANCE AMOUNT: The Cash Value multiplied by the applicable variable insurance factor provided in the Certificate.

VIP: Variable Insurance Products Fund.

VIP II: Variable Insurance Products Fund II.

VIP III: Variable Insurance Products Fund III.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                    SUMMARY

                                THE GROUP POLICY


    The Group Policies, and the Certificates, offered by this Prospectus are funded by the Separate Account, a separate account established by Hartford pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account has 14 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds.


    Depending upon the state of issuance of Your Certificate and the applicable provisions of Your Certificate, Your initial Net Premium will, when Your Certificate is issued, either be (1) invested in the Fidelity VIP Money Market Investment Division during the right to examine period or (2) invested immediately in Your chosen Investment Divisions, upon Our receipt thereof. IF YOUR INITIAL NET PREMIUM IS INVESTED IMMEDIATELY IN YOUR CHOSEN INVESTMENT DIVISIONS, YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE INVESTMENT DIVISIONS DURING THE RIGHT TO EXAMINE PERIOD. Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate. You must fill out and send Us the appropriate form In Writing or comply with other designated Hartford procedures if You would like to change how subsequent Net Premiums are allocated. See "Allocation of Premium Payments," page 12.

    Pursuant to the Certificates, each selected Investment Division is credited with Accumulation Units and each selected Investment Division's assets are invested in the applicable underlying Portfolio. Subject to certain restrictions, an Owner may transfer amounts among the available Investment Divisions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Among Investment Divisions," page 14.

    The Group Policies are first and foremost life insurance policies and the Certificates evidencing an Owner's interest in the Group Policies provide for death benefits, cash values, and other features traditionally associated with life insurance. The Group Policies are "flexible premium" because, once the desired level and pattern of the Death Benefit have been determined, a purchaser has considerable flexibility in the selection of the timing and amount of premium to be paid. The Group Policies are called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Investment Value under a Certificate will, and the Death Benefit may, increase or decrease depending on the investment experience of the Investment Divisions to which the Net Premiums have been allocated. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 15.

                                 DEATH BENEFIT

    The Certificates provide for two Death Benefit options. Under Death Benefit Option A, the Death Benefit is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Under Death Benefit Option B, the Death Benefit is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. At the death of the Insured, We will pay the Death Proceeds to the Beneficiary. The Death Proceeds equal the Death Benefit less outstanding Debt plus any rider benefits payable under the Certificate. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 15.

                                    PREMIUM

    You have considerable flexibility as to when and in what amounts You pay premiums.

    No premium payment will be accepted which causes the Certificate to fail to meet the tax qualification guidelines for life insurance under the Code.

                                GENERAL ACCOUNT

    Amounts allocated to the Loan Account to secure a Loan become part of the General Account assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts. See "Detailed Description of Certificate Benefits and Provisions -- Loans," page 15.

                            DEDUCTIONS FROM PREMIUM

    Prior to the allocation of premiums to the selected Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, state premium taxes, and the Deferred Acquisition Cost ("DAC") tax charge. The amount of each premium allocated among the Investment Divisions is Your Net Premium.

                              FRONT-END SALES LOAD

    When We receive a Premium Payment, We deduct a front-end sales load. The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid for Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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    The front-end sales load covers expenses relating to the sale and distribution of the Certificates and may be reduced for certain sales of the Certificates under circumstances which result in savings of such sales and distribution expenses. For more information concerning the front-end sales load, see "Detailed Description of Certificate Benefits and Provisions -- Deductions from Premium," page 18.

                         LIMITS ON FRONT-END SALES LOAD

    Certain insurance laws and regulations limit the front-end sales load which can be assessed against the Certificates. The front-end sales load assessed in the Certificates complies with these limitations.

                           PREMIUM RELATED TAX CHARGE

    We deduct a percentage of each premium to cover taxes assessed against Hartford by various states and jurisdictions that are attributable to premiums. The percentage actually deducted will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.

                                 DAC TAX CHARGE

    Hartford deducts 1.25% of each premium to cover a federal premium tax assessed against Hartford. This charge is reasonable in relation to Hartford's federal income tax burden, under Code Section 848, resulting from the receipt of premiums. We will adjust the charge based on changes in the applicable tax law.
                             DEDUCTIONS AND CHARGES
                             FROM INVESTMENT VALUE

    As with many other types of insurance policies, each Certificate will have an Investment Value. The Investment Value of the Certificate will increase or decrease to reflect the investment experience of the chosen Investment Divisions, deductions for the Monthly Deduction Amount and any amounts transferred from the Investment Divisions into the Loan Account. There is no minimum guaranteed Investment Value and the Owner bears the risk of the investment in the underlying Portfolios. See "Detailed Description of Certificate Benefits and Provisions -- Deductions and Charges from Investment Value," page 18.

    We will subtract amounts from Your Investment Value to provide for the Monthly Deduction Amount. These will be taken from the Charge Deduction Division, as specified in the Certificate. If there is insufficient Investment Value in the Charge Deduction Division:

(1) Hartford will apply the Investment Value of the Charge Deduction Division to the charges due and set the Investment Value in the Charge Deduction Division to zero; and

(2) any additional amount due will be allocated among the remaining Investment Divisions on a Pro Rata Basis.

    If no Charge Deduction Division is selected, any amounts due will be taken on a Pro Rata Basis from Your chosen Investment Divisions on each Processing Date.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance; plus

(c) the charges for additional benefits provided by rider, if any.

    Hartford may also set up a provision for income taxes imposed on the assets of the Separate Account. See "Deductions and Charges from Investment Value," page 18, and "Federal Tax Considerations," page 26.

                       MORTALITY AND EXPENSE RISK CHARGE

    A charge is made for mortality and expense risks assumed by Hartford. Hartford currently deducts a daily charge for Coverage Years 1 through 10 at an effective annual rate of .65% of the value of each Investment Division's assets and for Coverage Years 11 and later at an effective annual rate of .50% of each Investment Division's assets. In no event will the charge exceed .65% of an Investment Division's assets on an annual basis.

                           CHARGES AGAINST THE FUNDS

    The Separate Account purchases Fund shares at net asset value. The net asset value of those shares reflects investment advisory fees and administrative and other expenses deducted from the assets of the Portfolios. Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Portfolios.

    The following table shows annual operating expenses after waivers or reimbursements for 1997:


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                        AFTER WAIVERS AND REIMBURSEMENTS
                        (as a percentage of net assets)



                                                                        TOTAL
                                     MANAGEMENT         OTHER         OPERATING
PORTFOLIO NAME                           FEE          EXPENSES       EXPENSES(1)
---------------------------------  ---------------  -------------  ----------------
VIP High Income Portfolio (2)....         0.59%           0.22%            0.81%
VIP Equity-Income Portfolio
 (2).............................         0.50%           0.18%            0.68%
VIP Money Market Portfolio.......         0.21%           0.10%            0.31%
VIP II Asset Manager Portfolio
 (2).............................         0.55%           0.20%            0.75%
VIP II Index 500 Portfolio (3)...         0.24%           0.04%            0.28%
VIP III Growth Opportunities
 Portfolio (2)...................         0.60%           0.24%            0.84%
Pegasus Bond Fund (4)............         0.40%           0.35%            0.75%
Pegasus Growth and Value Fund
 (4).............................         0.60%           0.35%            0.95%

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                        TOTAL
                                     MANAGEMENT         OTHER         OPERATING
PORTFOLIO NAME                           FEE          EXPENSES       EXPENSES(1)
---------------------------------  ---------------  -------------  ----------------
Pegasus Mid-Cap Opportunity Fund
 (4).............................         0.60%           0.35%            0.95%
Pegasus Growth Fund (4)..........         0.60%           0.35%            0.95%
Pegasus Intrinsic Value Fund
 (4).............................         0.60%           0.35%            0.95%
Putnam VT International Growth
 Fund (5)........................         0.73%           0.62%            1.35%
Putnam VT Vista Fund.............         0.65%           0.37%            1.02%
Putnam VT Voyager Fund...........         0.54%           0.20%            0.74%


------------


(1) Management Fee generally represents the fee paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fee) which are deducted from the Portfolio including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.



(2) A portion of the brokerage commissions that certain Portfolios pay was used to reduce expenses. In addition, certain Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the Total Operating Expenses presented in the table would have been 0.80% for VIP High Income Portfolio, 0.65% for VIP Equity-Income Portfolio, 0.75% for VIP II Asset Manager Portfolio, and 0.83% for VIP III Growth Opportunities Portfolio.



(3) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Portfolio's Management Fee, Other Expenses and Total Operating Expenses would have been 0.27%, 0.13%, and 0.40%, respectively.


(4) Operating expenses of these Portfolios of the Pegasus Variable Funds reflect the management fee schedule that will be in effect for future periods combined with the historic or anticipated expense levels for the Portfolios. FCNIMCO has agreed to waive portions of the management fee through December 31, 1998, in order to keep total portfolio operating expenses at the levels shown in the table. Absent such waivers, the Total Operating Expenses presented were 0.75%, 0.95%, 0.95%, 0.95%, 0.95% for Pegasus Bond Fund, Pegasus Growth and Value Fund, Pegasus Mid-Cap Opportunity Fund, Pegasus Growth Fund and Pegasus Intrinsic Value Fund, respectively.



(5) Management Fee and Other Expenses shown in the table above reflect an expense limitation. In the absence of an expense limitation, Total Operating Expenses for the Putnam VT International Growth Fund would have been 1.42%.

                                     LOANS

    An Owner may obtain a cash Loan from Hartford. The Loan is secured by the Owner's Certificate. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. See "Detailed Description of Certificate Benefits and Provisions -- Loans," page 15.
                      THE RIGHT TO EXAMINE THE CERTIFICATE

    An applicant has a limited right to return his or her Certificate. Subject to applicable state regulations, if the applicant returns the Certificate within 10 calendar days after delivery of the Certificate Hartford will return to the applicant, within seven days thereafter, either (i) the premium paid or (ii) the Cash Value under the Certificate plus charges deducted. See "The Right to Examine the Certificate," page 18.
                                TAX CONSEQUENCES

    The current federal tax law generally excludes all Death Benefit payments from the gross income of the Beneficiary under the Certificate. See "Federal Tax Considerations," page 26.

    There are circumstances when the Certificate may become a Modified Endowment Contract underFederal tax law. If it does, Loans and other pre-death distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Owners are advised to consult a qualified tax adviser before taking steps that may affect whether the Certificate becomes a Modified Endowment Contract. Hartford has instituted procedures to monitor whether a Certificate may become a Modified Endowment Contract after issue. See "Federal Tax Considerations -- Modified Endowment Contract" for a discussion of the "seven-pay" test, page 26.
                                    HARTFORD


    Hartford is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.


    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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                              THE SEPARATE ACCOUNT

    ICMG Registered Variable Life Separate Account One is a separate account established by Hartford on October 9, 1995, under the insurance laws of the State of Connecticut, pursuant to a resolution of Hartford's Board of Directors. The Separate Account is organized as a unit investment trust and is registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

    Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Owners and persons entitled to payments under the Group Policies and the Certificates and owners of any other policies which may be available through the Separate Account. The assets of the Separate Account are owned by Hartford and the obligations under the Group Policies and the Certificates are obligations of Hartford. These assets are held separately from the other assets of Hartford and income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of Hartford (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by Hartford.


    The Separate Account has 14 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds. Additional Investment Divisions may be established at the discretion of Hartford. The Separate Account may include other divisions which will not be available under the Group Policies.

                                   THE FUNDS

                                    GENERAL

    The shares of the Portfolios are sold by the Funds to the Separate Account. The assets of the Separate Account attributable to the Group Policies are invested exclusively in the Investment Divisions. An Owner may allocate Net Premium payments among the Investment Divisions. Owners should review the brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation. See "The Funds -- The Portfolios," page 10.

    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. In addition to being offered to the Separate Account, each Fund's shares are or may be offered to other separate accounts funding variable annuity contracts and variable life insurance policies issued by Hartford or its affiliates and to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts or for separate accounts of other life insurance companies to invest in shares of the Funds simultaneously. Although neither Hartford nor any of the Funds currently foresee any such disadvantage, each Fund's Board of Trustees will monitor events in order to identify any material conflict between different variable annuity and variable life owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the Separate Account's participation in any of the Funds. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Portfolio of the Funds, or (4) differences between voting instructions given by variable annuity and variable life owners. If the Boards of Trustees were to conclude that separate underlying funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.

    All investment income of, and other distributions to, each Investment Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Portfolio shares in connection with Net Premium payments allocated to the applicable Investment Division in accordance with Owners' instructions and will redeem Portfolio shares to meet obligations under the Group Policies and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within seven (7) calendar days.

    Applicants should read each of the Fund prospectuses accompanying this Prospectus in connection with the purchase of a Certificate.

VARIABLE INSURANCE PRODUCTS FUND ("VIP"),
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
AND VARIABLE INSURANCE PRODUCTS FUND III ("VIP III") (EACH,
A "FIDELITY FUND" AND COLLECTIVELY, THE "FIDELITY FUNDS").


    The Separate Account currently invests in the Fidelity Funds. The Fidelity Funds are diversified, open-end management investment companies organized as Massachusetts business trusts by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. The Fidelity Funds consist of several investment portfolios, including VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP Money Market Portfolio, VIP II Asset Manager Portfolio, VIP II Index 500 Portfolio, and VIP III Growth Opportunities Portfolio, which are available as part of Pegasus Provider.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    Some Fidelity Funds are composed of multiple classes of shares with a common investment objective and investment portfolio. The initial class ("Initial Class") of shares is offered at net asset value and is not subject to a 12b-1 fee. The service class ("Service Class") shares are offered at net asset value and are subject to a 12b-1 fee. Each class of shares is offered through its own prospectus. Service Class shares of VIP High Income Portfolio, VIP Equity-Income Portfolio, VIP II Asset Manager Portfolio, and VIP III Growth Opportunities Portfolio and Initial Class shares of VIP Money Market Portfolio and VIP II Index 500 Portfolio are available under the Group Policy.


    The Fidelity Funds are each managed by FMR. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

    Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, serves as sub-adviser to VIP II Index 500 Portfolio.

PEGASUS VARIABLE FUNDS

    The Separate Account currently invests in shares of the Pegasus Variable Funds, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. The Pegasus Variable Funds consists of seven series, including Pegasus Bond Fund, Pegasus Growth and Value Fund, Pegasus Mid-Cap Opportunity Fund, Pegasus Growth Fund and Pegasus Intrinsic Value Fund, which are available as part of Pegasus Provider.

    First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to Pegasus Variable Funds. FCNIMCO is a wholly-owned subsidiary of The First National Bank of Chicago, which, in turn, is a wholly-owned subsidiary of First Chicago NBD Corporation, a registered bank holding company. Included among FCNIMCO's accounts are pension and profit-sharing funds for major corporations and state and local governments, commingled trust funds and a variety of institutional and personal advisory accounts, estates and trusts, either directly or through investment services provided through its bank affiliates. FCNIMCO also acts as investment adviser for other registered investment companies and investment company portfolios.

PUTNAM VARIABLE TRUST

    The Separate Account currently invests in shares of Putnam Variable Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. Putnam Variable Trust consists of sixteen funds, including Putnam VT International Growth Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund, which are available as part of Pegasus Provider.

    Putnam Investment Management, Inc. ("Putnam Management") serves as the investment manager of Putnam Variable Trust. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

                                 THE PORTFOLIOS

 VIP HIGH INCOME PORTFOLIO

    VIP High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities. Although the Portfolio has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default.

 VIP EQUITY-INCOME PORTFOLIO

    VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as "S&P 500"). The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.

 VIP MONEY MARKET PORTFOLIO

    VIP Money Market Portfolio seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers. An investment in the Portfolio is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will maintain a stable asset value per share of $1.00.

 VIP II ASSET MANAGER PORTFOLIO

    VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.


 VIP II INDEX 500 PORTFOLIO


    VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return of a broad range

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
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of common stocks publicly traded in the United States. To achieve its objective, the Portfolio attempts to duplicate the composition and total return of the S&P 500.


 VIP III GROWTH OPPORTUNITIES PORTFOLIO

    VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio also has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth, and may invest in foreign securities without limitation.

 PEGASUS BOND FUND

    Pegasus Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term debt securities.

 PEGASUS GROWTH AND VALUE FUND

    Pegasus Growth and Value Fund seeks long-term capital growth, with income as a secondary consideration. In seeking to achieve its objective, this Portfolio will invest primarily in equity securities of larger companies that are attractively priced relative to their growth potential.
 PEGASUS MID-CAP OPPORTUNITY FUND

    Pegasus Mid-Cap Opportunity Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Portfolio will invest primarily in equity securities of companies with intermediate market capitalizations.
 PEGASUS GROWTH FUND
    Pegasus Growth Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Portfolio will invest primarily in equity securities of domestic issuers believed by FCNIMCO to have above-average growth characteristics.
 PEGASUS INTRINSIC VALUE FUND

    Pegasus Intrinsic Value Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Portfolio will invest primarily in equity securities believed by FCNIMCO to represent a value or potential worth which is not fully recognized by prevailing market prices.

 PUTNAM VT INTERNATIONAL GROWTH FUND

    Putnam VT International Growth Fund seeks capital appreciation by investing primarily in equity securities of companies located in countries other than the United States.

 PUTNAM VT VISTA FUND

    Putnam VT Vista Fund seeks capital appreciation by investing in a diversified portfolio of common stocks which Putnam Management believes have the potential for above-average capital appreciation.

 PUTNAM VT VOYAGER FUND

    Putnam VT Voyager Fund seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

    There is no assurance that any Portfolio will achieve its stated objectives. Owners are also advised to read the prospectuses for each of the Funds accompanying this Prospectus for more detailed information. Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for each of the Funds.
                              DETAILED DESCRIPTION
                            OF CERTIFICATE BENEFITS
                                 AND PROVISIONS

                                    GENERAL

    This Prospectus describes a flexible premium group variable life insurance policy where the Owner has considerable flexibility in selecting the timing and amount of premium payments.
                           ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees when provided by the Participating Employer. Individuals wishing to purchase a Certificate must complete an Enrollment Form In Writing, which must be received by Our Customer Service Center before a Certificate will be issued. A Certificate will not be issued with a specified Face Amount of less than the minimum Face Amount. Acceptance is subject to Hartford's underwriting rules then in effect. Hartford reserves the right to reject an Enrollment Form for any reason permitted by law.

    There are two circumstances under which a Certificate may be issued with a backdated Coverage Date. The first involves Group Policy rollovers from Section 1035 exchanges under the Code. Backdating will occur in order to prevent a gap in coverage under the Certificate. Charges and deductions (other than those of the Portfolios) will be made for the period the Coverage Date is backdated; however, the Owner will not experience investment return during that time.

    Backdating will also occur when an application accompanied by the Initial Premium is received by Us but issuance of a Certificate is subject to Our insurance underwriting requirements. The initial Net Premium will be allocated to the Fidelity VIP Money Market Investment Division during

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

the underwriting period. See "Premiums -- Allocation of Premium Payments" below. If the Insured meets Our underwriting requirements, a Certificate will be issued with a backdated Coverage Date. Charges and deductions (other than those of the Portfolios) will be made for the backdated period. If the Insured does not meet Our underwriting requirements, no Certificate will be issued and no coverage will have been in effect. A conditional receipt will be given to the applicant reflecting receipt of the Initial Premium and outlining any interim coverage in effect until the Certificate is either issued or declined.

    Backdating may only be permitted in certain states.
                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY

    A significant feature of the Certificate is that once the desired level and pattern of the Death Benefit have been determined, the Owner has considerable flexibility in the selection of the timing and amount of premiums to be paid and can choose the level of premiums, within a range determined by Hartford, based on the Face Amount of the Certificate, the Insured's sex (except where unisex rates apply), Issue Age, and the Insured's risk classification.

    A minimum Initial Premium, as set forth in the Certificate, is due on the Coverage Date. Unless determined otherwise by Hartford, the amount of the minimum Initial Premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge, is sufficient (disregarding investment performance) to pay twelve (12) times the first Monthly Deduction Amount. Thereafter, additional premiums may be paid at any time, subject to the premium limitations set forth by the Code as indicated in the section entitled "Premium Limitation," page 13. You have the right to pay additional premiums of at least $500.00 at any time.

ALLOCATION OF PREMIUM PAYMENTS

    If the state of issue of Your Certificate requires that We return Your Initial Premium, We will allocate the initial Net Premium when Your Certificate is issued to the Fidelity VIP Money Market Investment Division until the expiration of the right to examine period. Upon the expiration of the right to examine period, the initial Net Premium will, at a later date, be invested according to Your initial allocation instructions (except that any accrued interest will remain in the Fidelity VIP Money Market Investment Division if it is selected as an initial allocation option). This later date is the later of ten (10) calendar days after We receive the Initial Premium and the date We receive the final requirement to put the Certificate in force. The Certificates are credited with units ("Accumulation Units") in each selected Investment Division, the assets of which are invested in the corresponding underlying Portfolio. An Owner may transfer funds among the Investment Divisions subject to certain restrictions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Among Investment Divisions," page 14. Any additional premiums received by Us prior to such date will be allocated to the Fidelity VIP Money Market Investment Division.

    Alternatively, if the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions. In that case You will bear full investment risk for any amounts allocated to the Investment Divisions during the right to examine period. (Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate.)

    Upon written request, You may change the premium allocation. Portions allocated to the Investment Divisions must be whole percentages of 5% or more. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. If We receive a premium and Your most recent allocation instructions would violate the 5% requirement, We will allocate the Net Premium among the Investment Divisions according to Your previous premium allocation. If the asset rebalancing option is in effect, Net Premiums will be allocated accordingly until that option is terminated. See "Transfers Among Investment Divisions -- Asset Rebalancing," page 14.

    The Owner will receive several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Owner on the Enrollment Form is shown in the Certificate. In addition, every transactional confirmation generated after a premium payment is received will show how that premium has been allocated. A Certificate's annual statement will also summarize the current premium allocation in effect for that Certificate.

ACCUMULATION UNITS

    Net Premiums allocated to the Investment Divisions are used to credit Accumulation Units under the Certificate.

    The number of Accumulation Units in each Investment Division to be credited under the Certificate (including the initial allocation to the Fidelity VIP Money Market Investment Division) will be determined first by multiplying the Net Premium by the appropriate allocation percentage to determine the portion to be invested in the Investment Division. Each portion to be invested in an Investment Division is then divided by the Accumulation Unit Value of that particular Investment Division next computed following receipt of the payment.

ACCUMULATION UNIT VALUES

    The Accumulation Unit value for each Investment Division will vary daily to reflect the investment experience of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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the applicable Portfolio, as well as the daily deduction for mortality and expense risks, and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Investment Division on the preceding Valuation Day by a net investment factor for that Investment Division for the Valuation Period then ended. The net investment factor for each of the Investment Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Portfolio in the Valuation Period then ended) divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period, less the daily deduction for the mortality and expense risks assumed by Hartford.

    All valuations in connection with a Certificate, e.g., with respect to determining Cash Value and Investment Value, or calculating the Death Benefit, or with respect to determining the number of Accumulation Units to be credited to a Certificate with each premium payment, other than the Initial Premium, will be made on the date the request or payment is received by Hartford at the Customer Service Center if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

PREMIUM LIMITATION

    If premiums are received which would cause the Certificate to fail to meet the definition of a life insurance policy in accordance with the Code, We will refund the excess premium payments. We will refund such premium payments and interest thereon within sixty (60) days after the end of a Coverage Year.

    A premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.
                          VALUES UNDER THE CERTIFICATE

    As with traditional life insurance, each Certificate will have a Cash Surrender Value. The Cash Surrender Value is equal to the Cash Value, less Debt, less any charges accrued but not deducted. There is no minimum guaranteed Cash Surrender Value. The Cash Value equals the value in the Investment Divisions plus the Loan Account Value.

    Each Certificate will also have an Investment Value. The Investment Value of a Certificate changes on a daily basis and will be computed on each Valuation Day. The Investment Value will vary to reflect the investment experience of the Investment Divisions, Monthly Deduction Amounts and any amounts transferred to the Loan Account to secure a Loan.


    The Investment Value of a particular Certificate is related to the net asset value of the Portfolios associated with the Investment Divisions to which Net Premiums on the Certificate have been allocated. The total Investment Value in the Investment Divisions on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Investment Division as of the Valuation Day by the current Accumulation Unit value of that Investment Division and then summing the result for all the Investment Divisions. The Investment Value equals the sum of the values of the assets in the Investment Divisions. See "Premiums -- Accumulation Unit Values," page 12.

                          SURRENDER OF THE CERTIFICATE

    At any time prior to the Maturity Date, provided the Certificate is in effect and has a Cash Surrender Value, the Owner may choose, without the consent of the Beneficiary (provided the designation of the Beneficiary is not irrevocable) to surrender the Certificate and receive the full Cash Surrender Value from Us. To surrender a Certificate, You must submit a request for surrender In Writing. We will determine the Cash Surrender Value as of the Valuation Day We receive the request In Writing at Our Customer Service Center, or the date requested by the Owner, whichever is later.

    The Cash Surrender Value, which is the net amount available upon surrender of the Certificate, equals the Cash Value, less Debt, less any charges accrued but not yet deducted. The Certificate will terminate on the date of receipt of the written request, or the date the Owner requests the surrender to be effective, whichever is later.

    The Cash Surrender Value may be paid in cash or allocated to any other payment option agreed upon by Us.

PARTIAL WITHDRAWALS

    At any time before the Maturity Date, and subject to Hartford's rules then in effect, up to twelve (12) partial withdrawals are allowed per Coverage Year; however, only one (1) partial withdrawal is allowed between any successive Processing Dates. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is an amount equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. Hartford currently imposes a charge for processing partial withdrawals which is the lesser of 2% of the amount withdrawn or $25.00. A partial withdrawal will reduce the Cash Surrender Value, Cash Value and Investment Value. Any partial withdrawal will have a permanent effect on the Cash Surrender Value and may have a permanent effect on the Death Benefit payable. If Death Benefit Option A is in effect, the Face Amount is reduced by the amount of the partial withdrawal. Unless specified otherwise, partial withdrawals will be deducted on a Pro Rata Basis from the Investment Divisions. Requests for partial withdrawals must be made In Writing to Us. The effective date of a partial withdrawal will be the Valuation Day We receive the request
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14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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In Writing at Our Customer Service Center. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See "Federal Tax Considerations -- Modified Endowment Contracts," page 27.
                      TRANSFERS AMONG INVESTMENT DIVISIONS

AMOUNT AND FREQUENCY OF TRANSFERS

    Upon request and as long as the Certificate is in effect, You may transfer amounts among the Investment Divisions, without charge, up to twelve (12) times per Coverage Year. Transfers in excess of twelve (12) per Coverage Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. Transfer requests must be In Writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may be transferred will be limited by Our rules then in effect. Currently, the minimum value of Accumulation Units that may be transferred from one Investment Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. The value of the remaining Accumulation Units in the Investment Division must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $500, the entire value will be transferred.

    Currently there are no restrictions on transfers other than those described herein. Hartford reserves the right in the future to impose additional restrictions on transfers.


TRANSFERS TO OR FROM INVESTMENT DIVISIONS


    In the event of a transfer from an Investment Division, the number of Accumulation Units credited to the Investment Division from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.  the amount transferred by,

2. the Accumulation Unit value for that Investment Division on the Valuation Day We receive Your request for transfer In Writing.

    In the event of a transfer to an Investment Division, We will increase the number of Accumulation Units credited thereto. The increase will equal:
1.  the amount transferred divided by,

2. the Accumulation Unit value for that Investment Division determined on the Valuation Day We receive Your request for transfer In Writing.

ASSET REBALANCING

    Subject to Our rules then in effect, an Owner may authorize Hartford to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Investment Divisions as selected by the Owner ("Asset Rebalancing"). The Investment Value held in each Investment Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Investment Divisions that have increased in value to those that have decreased in value.

    To elect Asset Rebalancing, a request In Writing must be received by Hartford. If Asset Rebalancing is elected, all Investment Value must be included in the automatic reallocation. The percentages selected under Asset Rebalancing will override any prior percentage allocations chosen by the Owner and all future Net Premiums will be allocated accordingly. Once elected, an Owner may instruct Hartford In Writing at any time to terminate the option. In addition, any transfer made outside of Asset Rebalancing will terminate the option.

PROCEDURES FOR TELEPHONE TRANSFERS

    Owners may effect telephone transfers in two ways. All Owners may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Investment Divisions and change of the allocation of future payments. All Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.

    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.
                      VALUATION OF PAYMENTS AND TRANSFERS

    We value the Certificate on every Valuation Day.

    We will generally pay Death Proceeds, Cash Surrender Values, partial withdrawals, and Loan amounts attributable to the Investment Divisions within seven (7) calendar days after We receive all the information needed to process the payment unless the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

    Hartford may defer payment of any amounts not attributable to the Investment Divisions for up to six months from the date on which We receive the request.
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PROCESSING OF TRANSACTIONS

    Generally, transactions initiated by an Owner will be processed only on a Valuation Day. Requests received by Hartford on a Valuation Day before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of that day, except as otherwise provided in this Prospectus. Those requests received after the close of the NYSE will be processed as of the next Valuation Day.
                                     LOANS

    As long as the Certificate is in effect, an Owner may obtain, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), a cash Loan from Hartford. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt.

    The amount of each Loan will be transferred on a Pro-Rata Basis from each of the Investment Divisions (unless the Owner specifies otherwise) to the Loan Account. The Loan Account is the mechanism used to ensure that any outstanding Debt remains fully secured by the Investment Value.

LOAN INTEREST


    Interest will accrue daily on outstanding Debt at the Adjustable Loan Interest Rate indicated in the Certificate. The difference between the value of the Loan Account and any outstanding Debt will be transferred from the Investment Divisions to the Loan Account on each Certificate Anniversary. Interest payments are due as shown in the Certificate. If interest is not paid within 5 days of its due date, it will be added to the amount of the Loan as of its due date.


    The maximum Adjustable Loan Interest Rate We may charge for Loans is the greater of 5% and the Published Monthly Average for the calendar month two months prior to the date on which the Adjustable Loan Interest Rate is determined. The Published Monthly Average means the "Moody's Corporate Bond Yield Average -- Monthly Average Corporate" as published by Moody's Investors Service, Inc. or any successor to that service. If that monthly average is no longer published, a substitute average will be used.

CREDITED INTEREST

    Amounts in the Loan Account for Coverage Years 1 through 10 will be credited with interest at a rate equal to the Adjustable Loan Interest Rate then in effect, minus 1%. Amounts in the Loan Account for Coverage Years 11 and later will be credited with interest at a rate equal to the Adjustable Loan Interest Rate then in effect, minus .20%.

LOAN REPAYMENTS

    You can repay any part of or the entire Loan at any time. The amount of the Loan repayment will be allocated to Your chosen Investment Divisions on a Pro Rata Basis, determined as of the date of the Loan repayment. Unless specified otherwise, additional premium payments received by Hartford during the period when a Loan is outstanding will be treated as Loan repayments.

TERMINATION DUE TO EXCESSIVE DEBT

    If total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31-day period, the Certificate will end without value.

EFFECT OF LOANS ON INVESTMENT VALUE

    A Loan, whether or not repaid, will have a permanent effect on the Investment Value because the investment results of each Investment Division will apply only to the amount remaining in such Investment Divisions. The longer a Loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for funds held in the Loan Account, an Owner's Investment Value will not increase as rapidly as it would have had no Loan been made. If the Investment Divisions earn less than the Loan Account, the Owner's Investment Value will be greater than it would have been had no Loan been made. Also, if not repaid, the aggregate amount of outstanding Debt will reduce the Death Proceeds and Cash Surrender Value otherwise payable.
                                 DEATH BENEFIT

    As long as the Certificate remains in force, the Certificate provides for the payment of the Death Proceeds to the named Beneficiary when the Insured under the Certificate dies. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable. The Death Benefit depends on the Death Benefit option You select and is determined as of the date of the death of the Insured.

MINIMUM DEATH BENEFIT TESTING PROCEDURES

    Section 7702 of the Code defines alternative testing procedures, the guideline premium test ("GPT") and the cash value accumulation test ("CVAT") in order to meet the definition of life insurance under the Code. See "Federal Tax Considerations -- Income Taxation of Certificate Benefits." Each Certificate must qualify under either the GPT or the CVAT. Prior to issue, the Owner chooses the procedure under which a Certificate will qualify. Once either the GPT or the CVAT is chosen to test a Certificate, it cannot be changed while the Certificate is in force.
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    Under both testing procedures, there is a minimum Death Benefit required at all times equal to the Variable Insurance Amount. The factors used to determine the Variable Insurance Amount depend on the testing procedure chosen and are set forth in the Certificate.

    Under the GPT, there is also a maximum amount of premium which may be paid with respect to each Certificate.

    Use of the CVAT can be advantageous if an Owner intends to maximize the total amount of premiums paid under a Certificate. An offsetting consideration, however, is that the factors used to determine the Variable Insurance Amount are higher under the CVAT, which can result in a higher Death Benefit over time and thus, a higher total cost of insurance.

DEATH BENEFIT OPTIONS

    Regardless of the minimum death benefit testing procedure chosen, there are two Death Benefit options: Death Benefit Option A and Death Benefit Option B.

1. Under Death Benefit Option A, the Death Benefit is the greater of (a) the Face Amount and (b) the Variable Insurance Amount.

2. Under Death Benefit Option B, the Death Benefit is the greater of (a) the Face Amount plus the Cash Value and (b) the Variable Insurance Amount.

    Regardless of which Death Benefit option You select, the maximum amount payable under such option will be the Death Proceeds.

OPTION CHANGE

    While the Certificate is in force, You may change the Death Benefit option selected under a Certificate by making a request In Writing during the lifetime of the Insured. If the change is from Death Benefit Option A to Death Benefit Option B, satisfactory evidence of insurability must be provided to Hartford. The Face Amount after the change will be equal to the Face Amount before the change, less the Cash Value on the effective date of the change. If the change is from Death Benefit Option B to Death Benefit Option A, the Face Amount after the change will be equal to the Face Amount before the change plus the Cash Value on the effective date of change. Any change in the selection of a Death Benefit option will become effective at the beginning of the Coverage Month following Hartford's approval of such change. We will notify You that the change has been made.

    All or part of the Death Proceeds may be paid in cash or applied under one of the payment options described below.

PAYMENT OPTIONS

    Death Proceeds under the Certificate may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 unless Hartford consents to a lesser amount. Once payments under payment options 2, 3 or 4 commence, no surrender of the Certificate may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following options are available under the Certificates:

FIRST OPTION -- Interest Income

    Payments of interest at the rate We declare, but not less than 3% per year, on the amount applied under this option.

SECOND OPTION -- Income of Fixed Amount

    Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 3% per year, is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- Payments for a Fixed Period

    An amount payable monthly for the number of years selected which may be from 1 to 30 years.

FOURTH OPTION -- Life Income

  LIFE ANNUITY -- an annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment due preceding the death of the Annuitant. Under this option, it is possible that only one monthly annuity payment would be made, if the Annuitant died before the second monthly annuity payment was due.

  LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- an annuity providing monthly income to the Annuitant for a fixed period of 120 months and for as long thereafter as the Annuitant shall live.

    The fourth payment option is based on the 1983a Individual Annuity Mortality Table set back one year and a net investment rate of 3% per annum. The amount of each payment under this option will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often. The first, second and third payment options are based on a net investment rate of 3% per annum. Hartford may, however, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

    Hartford will make any other arrangements for income payments as may be agreed on.

LEGAL DEVELOPMENTS REGARDING INCOME PAYMENTS

    In those states affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris, income payment options involving life income are based on unisex
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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actuarial tables. In addition, legislation has previously been introduced in
Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

BENEFICIARY

    The Owner names the Beneficiary in the Enrollment Form for the Certificate. The Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no Beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Owner if living; otherwise to the Owner's estate.

INCREASES AND DECREASES IN FACE AMOUNT

    The minimum Face Amount of the Certificate is $50,000. At any time after purchasing a Certificate, the Owner may request a change in the Face Amount by making a request In Writing to Hartford and directing such request to Hartford's Customer Service Center.

    All requests to increase the Face Amount must be applied for on a new Enrollment Form. All requests will be subject to evidence of insurability satisfactory to Hartford and subject to Our rules then in effect. Any increase approved by Us will be effective on the Processing Date following the date We approve the request. The Monthly Deduction Amount on the first Processing Date on or after the effective date of the increase will reflect a charge for the increase. A decrease in the Face Amount will be effective on the first Processing Date following the date We receive the request. Decreases must reduce the Face Amount by at least $25,000, and the remaining Face Amount must not be less than $50,000. Decreases will be applied:

(a) to the most recent increase; then

(b) successively to each prior increase, and then

(c) to the initial Face Amount.

    We reserve the right to limit the number of Face Amount increases or decreases made under the Certificate to no more than one in any twelve (12) month period.

                              BENEFITS AT MATURITY

    If the Insured is living on the Maturity Date, on surrender of the Certificate to Hartford, Hartford will pay to the Owner the Cash Surrender Value on the date the Certificate is surrendered. However, on the Maturity Date, the Certificate will terminate and Hartford will have no further obligations under the Certificate.

                          TERMINATION OF PARTICIPATION
                              IN THE GROUP POLICY

    Participation in the Group Policy may be terminated by Hartford or the Participating Employer. The party initiating the termination must provide notice of such termination to each Owner of record, at his or her last known address, at least fifteen (15) days prior to the date of termination. In the event of such termination, no new Enrollment Forms for new Insureds will be accepted on or after the date notice of discontinuance is received or sent by Hartford, whichever is applicable, nor will any new Certificates be issued. If premium payments are discontinued, Hartford will continue insurance coverage under the Certificate as long as the Cash Surrender Value is sufficient to cover the charges due. This continuation of insurance will not continue the coverage under the Certificate beyond Attained Age 100, nor will it continue any optional benefit rider beyond the Certificate's date of termination. If the Group Policy is discontinued or amended to discontinue the eligible class to which an Insured belongs (and if the coverage on the Insured is not transferred to another insurance carrier), any Certificate then in effect will remain in force under the discontinued Group Policy, provided it is not canceled or surrendered by the Owner, subject to Hartford's qualifications then in effect.

                         LAPSE AND REINSTATEMENT WHILE
                         THE GROUP POLICY IS IN EFFECT

LAPSE AND GRACE PERIOD

    A Grace Period will follow the date We mail notice to the Owner that the Cash Surrender Value is insufficient to pay the charges due under the Certificate. Unless the Owner has given Hartford written notice of termination in advance of the date of termination of the Certificate, insurance will continue in force during the Grace Period. The Owner will be liable to Hartford for all charges due under the Certificate then unpaid for the period the Certificate remains in force.

    In the event that total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31-day period, the Certificate will end without value.

REINSTATEMENT

    Prior to the death of the Insured, and unless (i) the Group Policy is terminated (see "Termination of Participation in the Group Policy" above) or
(ii) the Certificate has been surrendered for cash, the Certificate may be reinstated prior to the Maturity Date, provided:

(a) you make Your request within three (3) years of the date of lapse; and

(b) satisfactory evidence of insurability is submitted.

    To reinstate Your Certificate, you must remit a premium payment large enough to keep the coverage under the Certificate in force for at least three (3)
months
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18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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following the date of reinstatement. The Face Amount of the reinstated
Certificate cannot exceed the Face Amount at the time of lapse. The Investment Value on the reinstatement date will reflect:

(a) The Investment Value at the time of termination; plus

(b) Net Premiums attributable to premiums paid at the time of reinstatement.

    Upon reinstatement, any Debt at the time of termination must be repaid or carried over to the reinstated Certificate.

                          ENROLLMENT FOR A CERTIFICATE

    Individuals wishing to purchase a Certificate must submit an Enrollment Form to Hartford. Within limits, an applicant may choose the Initial Premium and the initial Face Amount. A Certificate generally will be issued only on the lives of Insureds Attained Age 79 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an Enrollment Form for any reason. No change in the terms or conditions of a Certificate will be made without the consent of the Owner.

    The Certificate will be effective on the Coverage Date only after Hartford has received all outstanding delivery requirements and received the Initial Premium. The Coverage Date is the date used to determine all future cyclical transactions on the Certificate, e.g., Processing Date, Coverage Months and Coverage Years.

                      THE RIGHT TO EXAMINE THE CERTIFICATE

    An Owner has a limited right to return a Certificate. Subject to applicable state regulation, if the Certificate is returned, by mail or personal delivery to Hartford or to the agent who sold the Certificate, to be canceled within ten
(10) calendar days after delivery of the Certificate to the Owner, Hartford will return either (i) the total amount of premiums or (ii) the Cash Value plus charges deducted under the Certificate to the Owner within seven (7) days. If the state where Your Certificate is issued requires that We return Your Initial Premium, We will allocate Your initial Net Premium to the Fidelity VIP Money Market Investment Division. If the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions.
                            DEDUCTIONS FROM PREMIUM

    Before allocating the Net Premium to the Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, premium taxes and the DAC tax charge. The amount of each premium allocated to the Investment Divisions is Your Net Premium.

FRONT-END SALES LOAD

    The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid in Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

    Front-end sales loads cover expenses related to the sale and distribution of the Certificates. The front-end sales load may be reduced for certain sales of the Certificates under circumstances which result in a saving of such sales and distribution expenses. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, the expected number of Owners and the anticipated Face Amount of all Certificates under the plan. Generally, the sales contacts and effort and administrative costs per Certificate vary based on such factors as the size of the plan, the purpose for which Certificates are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.

PREMIUM RELATED TAX CHARGE

    We deduct a percentage of each premium to cover taxes assessed against Hartford that are attributable to premiums. This percentage will vary by locale depending on the tax rates in effect there. The range of premium taxes actually deducted by Hartford currently ranges from 0% to 4%.

DAC TAX CHARGE

    Hartford deducts 1.25% of each premium to cover a federal premium tax assessed against Hartford. This charge is reasonable in relation to Hartford's federal income tax burden, under Section 848 of the Code, resulting from the receipt of premiums. We will adjust this charge based on changes in the applicable tax law.

                             DEDUCTIONS AND CHARGES
                             FROM INVESTMENT VALUE

MONTHLY DEDUCTION AMOUNT

    On the Coverage Date and on each subsequent Processing Date, Hartford will deduct the Monthly Deduction Amount from the Investment Value to cover certain charges and expenses incurred in connection with a Certificate. The Monthly Deduction Amount will vary from month
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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to month. It will be taken from the Charge Deduction Division, if designated in the Enrollment Form for the Certificate or later elected.

    If a Charge Deduction Division has been designated but the Investment Value in the Charge Deduction Division is less than that required to cover all charges due on such date:

(1) Hartford will apply the Investment Value of the Charge Deduction Division to the charges due and set the Investment Value in the Charge Deduction Division to zero; and

(2) any additional amount due will be allocated among the remaining Investment Divisions on a Pro Rata Basis.

    If no Charge Deduction Division has been designated or elected, any amounts due will be allocated among the Owner's chosen Investment Divisions on a Pro Rata Basis.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance; plus

(c) the charges for additional benefits provided by rider, if any.

    (A) Monthly Administrative Fee and Other Expense Charges

    Hartford will assess a monthly administrative charge to compensate Hartford for administrative costs in connection with the Certificates. This charge will be $5 per Coverage Month initially and is guaranteed never to exceed $10.00 per Coverage Month.

    (B) Cost of Insurance Charge

    The charge for the cost of insurance is equal to:

     (i) the cost of insurance rate per $1,000; multiplied by

     (ii) the Net Amount at Risk; divided by

    (iii) $1,000.

      The Net Amount at Risk equals the Death Benefit less the Cash Value on that date.
      The cost of insurance charge is to cover Hartford's anticipated mortality costs. Hartford uses various underwriting procedures, including medical underwriting procedures, depending on the characteristics of the group to which the Group Policies are issued. The current cost of insurance rates for standard risks may be equal to or less than the 1980 Commissioners Standard Ordinary Mortality Table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the Insured's risk class. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some individuals than if medical underwriting procedures were used.

      Cost of insurance rates are based on the age, sex (except where unisex rates apply), and rate class of the Insured and group mortality characteristics and the particular characteristics (such as the rate class structure) under the Group Policy that are agreed to by Hartford and the Participating Employer. The actual monthly cost of insurance rates will be based on Hartford's expectations as to future experience. Hartford will determine the cost of insurance rate at the start of each Coverage Year. Any changes in the cost of insurance rate will be made uniformly for all Insureds in the same risk class.

      The rate class of an Insured affects the cost of insurance rate. Hartford and the Participating Employer will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, and/or any other nondiscriminatory classes agreed to by the Participating Employer. Where smoker and non-smoker divisions are provided, an Insured who is in the nonsmoker division of a rate class will have a lower cost of insurance than an Insured in the smoker division of the same rate class, even if each Insured has an identical Certificate.

      Because the Cash Value and the Death Benefit Amount under a Certificate may vary from month to month, the cost of insurance charge may also vary on each Processing Date.

    (C) Rider Charge

      If the Certificate includes riders, a charge is deducted from the Investment Value on each Processing Date. The charge applicable to a rider is specified on the rider and is to compensate Hartford for the anticipated cost of providing the benefits thereunder.

      The riders available are described on page 21 under "Supplemental
    Benefits."

                       MORTALITY AND EXPENSE RISK CHARGE


    A charge is made for mortality and expense risks assumed by Hartford. Hartford currently deducts a daily charge for Coverage Years 1 through 10 at an effective annual rate of .65% of the value of each Investment Division's assets and for Coverage Years 11 and later at an effective annual rate of .50% of an Investment Division's assets. In no event will the charge exceed .65% of an Investment Division's assets on an annual basis. See also "Premiums -- Accumulation Unit Values," page 12.

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    The mortality and expense risk charge is equal to:

    (i) the mortality and expense risk rate; multiplied by

    (ii) the portion of the Cash Value allocated to the Investment Divisions and the Loan Account.

    The mortality risk assumed is that the actual cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the administrative charges set forth therein.

    If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on Hartford. Conversely, if the charge proves more than sufficient, any excess will be added to Hartford's surplus.

                                     TAXES

    Currently, no charge is made to the Separate Account for federal, state, and local taxes that may be attributable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Certificates in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                                 OTHER MATTERS

                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS

    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and the Investment Divisions which fund the Group Policies. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Policies, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Policies. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the 1940 Act. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Policies.

                                 VOTING RIGHTS

    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Owners (or the assignee of the Certificates, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Owner is determined by dividing the Owner's interest in each Investment Division by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The voting interests of the Owners (or the assignees) in the Funds will be determined as follows: Owners may cast one vote for each full or fractional Accumulation Unit owned under their respective Certificates and allocated to an Investment Division the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, an Owner has taken a Loan secured by the Certificate, amounts transferred from the Investment Division(s) to the Loan Account(s) in connection with the Loan (see "Detailed Description of Certificate Benefits and Provisions -- Loans," page 15) will not be considered in determining the voting interests of the Owner. Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.

    Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Owners.

                                   OUR RIGHTS

    We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, We will seek approval by Owners.
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    Specifically, We reserve the right to:

- Add or remove any Investment Division;

- Create new separate accounts;

- Combine the Separate Account with one or more other separate accounts;

- Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
- Deregister the Separate Account under the 1940 Act;

- Manage the Separate Account under the direction of a committee or discharge such committee at any time;

- Transfer the assets of the Separate Account to one or more other separate accounts; and

- Restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Separate Account.

    Hartford also reserves the right to change the name of the Separate Account.

    We have reserved all rights to the name of Hartford Life and Annuity Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

                              STATEMENTS TO OWNERS

    We will send You a statement at least once each Coverage Year, showing:

(a) the current Cash Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, Monthly Deduction Amounts and Loans since the last report;

(c) the amount of any outstanding Debt;

(d) notifications required by the provisions of the Certificate; and
(e) any other information required by the Insurance Department of the State where the Certificate was delivered.

                           LIMIT ON RIGHT TO CONTEST

    Hartford may not contest the validity of the Certificate after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Certificate is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the Death Benefit payable will be limited to the premiums paid less any outstanding Debt and partial withdrawals.

                         MISSTATEMENT AS TO AGE OR SEX

    If the age or sex of the Insured is incorrectly stated, the amount of all benefits payable will be appropriately adjusted, as specified in the Certificate.

                                   ASSIGNMENT

    The Certificate may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

                                   DIVIDENDS

    No dividends will be paid under the Certificates.

                               EXPERIENCE CREDITS

    The Certificates issued under a Group Policy may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase the Investment Value.

                             SUPPLEMENTAL BENEFITS

    The following supplemental benefit may in the future be included in a Certificate, subject to the restrictions and limitations set forth therein.

                         MATURITY DATE EXTENSION RIDER

    We will extend the Maturity Date (the date on which the Certificate will mature), to the date of death of the Insured. Certain Death Benefit and premium restrictions apply. See "Federal Tax Considerations -- Income Taxation of Certificate Benefits," page 26.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                        EXECUTIVE OFFICERS AND DIRECTORS

                                         POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  -----------------------------------------------------------
Bossen, Wendell J., 64            Vice President, 1995**                 Vice President (1992-Present), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1992-Present),
                                                                           Hartford Life Insurance Company; President
                                                                           (1992-Present), International Corporate Marketing Group,
                                                                           Inc.
Boyko, Gregory A., 46             Senior Vice President, Chief           Vice President & Controller (1995-1997), Hartford; Director
                                  Financial Officer &                      (1997-Present); Senior Vice President, Chief Financial
                                  Treasurer, 1997                          Officer & Treasurer (1997-Present); Vice President &
                                  Director, 1997*                          Controller (1995-1997), Hartford Life and Accident
                                                                           Insurance Company; Director (1997-Present); Senior Vice
                                                                           President, Chief Financial Officer & Treasurer
                                                                           (1997-Present); Vice President and Controller
                                                                           (1995-1997), Hartford Life Insurance Company; Senior Vice
                                                                           President, Chief Financial Officer & Treasurer
                                                                           (1997-Present), Hartford Life, Inc.; Chief Financial
                                                                           Officer (1994-1995) IMG American Life; Senior Vice
                                                                           President (1992-1994), Connecticut Mutual Life Insurance
                                                                           Company.
Cummins, Peter W., 60             Senior Vice President, 1997            Vice President (1993-1997), Hartford; Senior Vice
                                                                           President, (1997-Present); Vice President (1989-1997),
                                                                           Hartford Life and Accident Insurance Company; Senior Vice
                                                                           President (1997-Present); Vice President (1989-1997);
                                                                           Senior Vice President (1997-Present); Vice President
                                                                           (1989-1997), Hartford Life Insurance Company.
deRaismes, Ann M., 47             Senior Vice President, 1997            Vice President (1994-1997), Hartford; Senior Vice President
                                  Director of Human Resources,             (1997-Present); Vice President (1994-1997); Assistant
                                  1994                                     Vice President (1992-1994); Director of Human Resources
                                                                           (1991-Present), Hartford Life and Accident Insurance
                                                                           Company; Senior Vice President (1997-Present); Vice
                                                                           President (1994-1997); Assistant Vice President
                                                                           (1992-1994); Director of Human Resources (1991-Present),
                                                                           Hartford Life Insurance Company; Vice President, Human
                                                                           Resources (1997-Present), Hartford Life, Inc.
Dooley, James R., 61              Vice President, 1993                   Director, Information Services (1973-1997), Hartford Life
                                                                           Insurance Company.
Fitch, Timothy M., 45             Vice President, 1995                   Vice President, (1995-Present); Actuary (1994-Present)
                                  Actuary, 1997                            Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company; Vice President
                                                                           (1995-Present); Actuary (1994-Present); Assistant Vice
                                                                           President (1992-1995), Hartford Life Insurance Company.
Foy, David T., 31                 Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Vice
                                                                           President (1998-Present); Assistant Vice President
                                                                           (1995-1998), Hartford Life Insurance Company.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  -----------------------------------------------------------
Garrett, J. Richard, 53           Vice President, 1994                   Treasurer (1994-1997), Hartford; Vice President
                                  Assistant Treasurer, 1997                (1993-Present); Assistant Treasurer (1997-Present);
                                                                           Treasurer (1984-1997), Hartford Life and Accident
                                                                           Insurance Company; Vice President, (1993-Present);
                                                                           Assistant Treasurer (1997-Present); Treasurer
                                                                           (1986-1997), Hartford Life Insurance Company; Vice
                                                                           President (1997-Present), Hartford Life, Inc.
Gillette, Donald J., 52           Vice President, 1997                   Assistant Vice President, (1995-1997), Hartford; Assistant
                                                                           Vice President (1995-1997), Hartford Life and Accident
                                                                           Insurance Company; Assistant Vice President
                                                                           (1995-Present), Hartford Life Insurance Company.
Godfrey, III, William A., 41      Senior Vice President, 1997            Senior Vice President (1997-Present), Hartford; Senior Vice
                                                                           President (1997-Present), Hartford Life and Accident
                                                                           Insurance Company; Vice President Information Technology
                                                                           (1997-Present), Hartford Life, Inc.
Godkin, Lynda, 44                 Senior Vice President, 1997            Assistant General Counsel and Secretary (1994-1995),
                                  General Counsel, 1996                    Hartford; Director (1997-Present); Senior Vice President
                                  Corporate Secretary, 1996                (1997-Present); General Counsel (1996-Present); Corporate
                                  Director, 1997*                          Secretary (1995-Present); Associate General Counsel
                                                                           (1995-1996); Assistant General Counsel and Secretary
                                                                           (1994-1995); Counsel (1990-1994), Hartford Life and
                                                                           Accident Insurance Company; Senior Vice President
                                                                           (1997-Present); General Counsel (1996-Present); Corporate
                                                                           Secretary (1995-Present); Director (1997-Present);
                                                                           Associate General Counsel (1995-1996); Assistant General
                                                                           Counsel and Secretary (1994-1995); Counsel (1990-1994),
                                                                           Hartford Life Insurance Company; Vice President and
                                                                           General Counsel (1997-Present), Hartford Life, Inc.
Grady, Lois W., 53                Senior Vice President, 1998            Senior Vice President (1998-Present); Vice President
                                  Vice President, 1994                     (1993-1997); Assistant Vice President (1987-1993),
                                                                           Hartford Life and Accident Insurance Company; Senior Vice
                                                                           President (1998-Present); Vice President (1993-1997);
                                                                           Assistant Vice President (1987-1993), Hartford Life
                                                                           Insurance Company.
Graham, Christopher, 47           Vice President, 1997
Hunt, Mark E., 37                 Vice President, 1998                   Assistant Vice President (1997-1998), Hartford; Vice
                                                                           President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Joyce, Stephen T., 39             Vice President, 1997                   Assistant Vice President (1995-1997), Hartford; Assistant
                                                                           Vice President (1994-1997), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1997-Present);
                                                                           Assistant Vice President (1994-1997), Hartford Life
                                                                           Insurance Company.
Keeler, Michael D., 37            Vice President, 1998                   Vice President (1998-Present); Hartford Life and Accident
                                                                           Insurance Company.

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  -----------------------------------------------------------
Kerzner, Robert A., 46            Senior Vice President, 1998            Senior Vice President (1998-Present); Vice President
                                  Vice President, 1997                     (1994-1998), Hartford; Senior Vice President
                                                                           (1998-Present); Vice President (1994-1997); Regional Vice
                                                                           President (1991-1994), Hartford Life Insurance Company.
Levenson, David N., 31            Vice President, 1998                   Assistant Vice President (1997-1998), Hartford.
Malchodi, Jr., William B., 50     Vice President, 1994                   [Director of Taxes (1992-1998), Hartford;] Vice President
                                  Director of Taxes, 1992 [delete?]        (1994-Present); Director of Taxes (1992-[1998] Present),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President (1994-Present); Director of Taxes
                                                                           (1991-Present), Hartford Life Insurance Company.
Marra, Thomas M., 38              Executive Vice President, 1996         Senior Vice President (1993-1996); Director of Individual
                                  Director, Individual Life                Annuities (1991-1993), Hartford; Director (1994-Present);
                                  and Annuity Division, 1993               Executive Vice President (1995-Present); Director,
                                  Director, 1994*                          Individual Life and Annuity Division (1994-Present);
                                                                           Senior Vice President (1994-1995); Vice President
                                                                           (1989-1994); Actuary (1987-1997), Hartford Life and
                                                                           Accident Insurance Company; Director (1994-Present);
                                                                           Executive Vice President (1995-Present); Director,
                                                                           Individual Life and Annuity Division (1994-Present);
                                                                           Senior Vice President (1994-1995); Vice President
                                                                           (1989-1994); Actuary (1987-1995), Hartford Life Insurance
                                                                           Company; Executive Vice President, Individual Life and
                                                                           Annuities (1997-Present), Hartford Life, Inc.
Matthieson, Steven L., 53         Vice President, 1984                   Director of New Business (1984-1997), Hartford.
O'Halloran, C. Michael, 51        Vice President, 1997                   Vice President (1997-Present), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1997-Present),
                                                                           Hartford Life Insurance Company; Corporate Secretary
                                                                           (1997-Present), Hartford Life, Inc.; Senior Associate
                                                                           General Counsel (1988-Present), Director of Corporate Law
                                                                           (1994-Present), The Hartford Financial Services Group.
O'Sullivan, Daniel E., 43         Vice President, 1998                   Vice President (1998-Present), Hartford; Vice President
                                                                           (1988-Present), Hartford Life Insurance Company.
Raymond, Craig R., 37             Senior Vice President, 1997            Vice President (1993-1997); Assistant Vice President
                                  Chief Actuary, 1994                      (1992-1993); Actuary (1989-1994), Hartford; Senior Vice
                                                                           President (1997-Present); Chief Actuary (1995-Present);
                                                                           Vice President (1993-1997); Actuary (1990-1995), Hartford
                                                                           Life and Accident Insurance Company; Senior Vice
                                                                           President (1997-Present); Chief Actuary (1994-Present);
                                                                           Vice President (1993-1997); Assistant Vice President
                                                                           (1992-1993); Actuary (1989-1994), Hartford Life Insurance
                                                                           Company; Vice President and Chief Actuary (1997-Present),
                                                                           Hartford Life, Inc.
Schrandt, David T., 50            Vice President, 1987                   Treasurer (1987-1997); Controller (1987-1997), Hartford.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
--------------------------------------------------------------------------------

                                         POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  -----------------------------------------------------------
Smith, Lowndes A., 58             President, 1989                        Chief Operating Officer (1989-1997), Hartford; Director
                                  Chief Executive Officer, 1997            (1981-Present); President (1989-Present); Chief Executive
                                  Director, 1985*                          Officer (1997-Present); Chief Operating Officer
                                                                           (1989-1997), Hartford Life and Accident Insurance
                                                                           Company; Director (1981-Present); President
                                                                           (1989-Present), Chief Executive Officer (1997-Present);
                                                                           Chief Operating Officer (1989-1997), Hartford Life
                                                                           Insurance Company; Chief Executive Officer and President
                                                                           and Director (1997-Present), Hartford Life, Inc.
Welsh, Walter C., 51              Senior Vice President, 1997            Senior Vice President (1997-Present); Vice President
                                                                           (1994-1997); Assistant Vice President (1992-1995),
                                                                           Hartford Life and Accident Insurance Company; Senior Vice
                                                                           President (1997-Present); Vice President (1995-1997);
                                                                           Assistant Vice President (1992-1995), Hartford Life
                                                                           Insurance Company; Vice President, Government Affairs
                                                                           (1997-Present), Hartford Life, Inc.
Znamierowski, David M., 38        Senior Vice President, 1997            Director (1998-Present); Senior Vice President
                                  Director, 1998                           (1997-Present), Hartford Life and Accident Insurance
                                                                           Company; Director (1998-Present); Senior Vice President
                                                                           (1997-Present); Director, Risk Management Strategy
                                                                           (1996-Present); Vice President (1997), Hartford Life
                                                                           Insurance Company; Vice President, Investment Strategy
                                                                           (1997-Present), Hartford Life, Inc.; Vice President,
                                                                           Investment Strategy & Policy, Aetna Life and Casualty
                                                                           Company.
---------
 * Denotes date of election to Board of Directors of Hartford.
** Affiliated Company of The Hartford Financial Services Group, Inc.

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

                                DISTRIBUTION OF
                                THE GROUP POLICY


    Hartford intends to sell the Group Policy in all jurisdictions where it is licensed to do business. The Group Policy will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc.("HESCO"), or certain other registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance policies under applicable Federal and State laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Group Policy. The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 6% of the premiums paid. In addition, expense allowances, service fees and asset-based trail commissions may be paid. The sales representative may be required to return all or a portion of the commissions paid if a Certificate terminates prior to the second Certificate Anniversary.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided.

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

                          SAFEKEEPING OF THE SEPARATE
                                 ACCOUNT ASSETS

    The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.

                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE GROUP POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A GROUP POLICY DESCRIBED HEREIN.

    It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of the Group Policy cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon Hartford's understanding of current Federal income tax laws as they are currently interpreted.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT

    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Investment Divisions) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Detailed Description of Certificate Benefits and Provisions -- Values Under the Certificate," on page 13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.

    Hartford does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made to the Separate Account for Federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for taxes against the Separate Account.

                    INCOME TAXATION OF CERTIFICATE BENEFITS

    For Federal income tax purposes, the Certificates should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 standards.

    During the first fifteen policy years, an "income first" rule generally applies to any distribution of cash that is required under Code Section 7702 because of a reduction in benefits under the Certificate.

    Hartford also believes that any Loan received under a Certificate will be treated as Debt of the Owner, and that no part of any Loan under a Certificate will constitute income to the Owner. A surrender or assignment of the Certificate may have tax consequences depending upon the circumstances. Owners should consult qualified tax advisers concerning the effect of such changes.

    Federal, state, and local estate tax, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or Beneficiary.

    The Maturity Date Extension Rider allows an Owner to extend the Maturity Date to the date of the death of the Insured. Although Hartford believes that the Certificate will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, due to the lack of specific guidance on this issue, this result is not certain. If the Certificate is not treated as a life

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------

insurance contract for federal income tax purposes after the Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Owner should consult a competent tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                          MODIFIED ENDOWMENT CONTRACTS

    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. A modified endowment contract is a life insurance policy which satisfies the Section 7702 definition of life insurance but fails the seven-pay test of Section 7702A. A policy fails the seven-pay test if the accumulated amount paid into the Certificate at any time during the first seven Coverage Years exceeds the sum of the net level premiums that would have been paid up to that point if the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

    A policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, withdrawals and loans from a modified endowment policy are treated first as income, then as a recovery of basis. Taxable withdrawals are subject to a 10% additional tax, with certain exceptions. Generally, only distributions and loans made in the first year in which a policy becomes a modified endowment policy, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

    If the Certificate satisfies the seven-pay test for seven years, distributions and loans made thereafter will not be subject to the modified endowment policy rules, unless the Certificate is changed materially. The seven-pay test will be applied anew at any time the Certificate undergoes a material change, which includes an increase in the Face Amount.

    All modified endowment policies that are issued within any calendar year to the same policy owner by one company or its affiliates shall be treated as one modified endowment policy for the purpose of determining the taxable portion of any loan or distribution.

    Hartford has instituted procedures to monitor whether a Certificate may become a modified endowment contract after issue.
                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance policy (other than a pension plan policy) will not be treated as a life insurance policy for any period during which the investments made by the separate account underlying the policy are not adequately diversified in accordance with regulations prescribed by the Treasury. If a policy is not treated as a life insurance policy, the policy owner will be subject to income tax on the annual increases in cash value. The Treasury has issued diversification regulations which, among other things, generally require that no more than 55% of the value of the total assets of the segregated asset account (such as the Funds) underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, non-pension policy owners will be subject to current tax on the increase in cash value in the policy.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, Hartford may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either Hartford or Owner must agree to pay the tax due for the period during which the diversification standards were not met. The amount required to be paid shall be an amount based upon the tax that would have been owed by the policy owner if they were treated as receiving the income on the policy for such period or periods.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Owner, such amounts will be subject to Federal income tax withholding and reporting, pursuant to Section 3405 of the Internal Revenue Code.

                            OTHER TAX CONSIDERATIONS

    Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    EXPERTS

    The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical illustrations included in this Prospectus and Registration Statement have been approved by Pauline Gyllenhammer, ASA, MAAA, Senior Actuarial Associate, are included in reliance upon her opinion as to their reasonableness.

                             REGISTRATION STATEMENT

    A registration statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, the Group Policies and the Certificates.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
--------------------------------------------------------------------------------

                                   APPENDIX A
                   ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUE
                            AND CASH SURRENDER VALUE

    The following tables illustrate how the Death Benefit, Cash Value and Cash Surrender Value of a Group Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefit, Cash Value and Cash Surrender Value of a Certificate issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross annual rate of 0%, 6% and 12%. The Death Benefit, Cash Value and Cash Surrender Value would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Coverage Years. The tables assume that no Loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount and that no transfers have been made in any Coverage Years.

    The tables on pages 30 to 41 illustrate a Certificate issued to a Male Insured, Age 45 in the Medical Non-Smoker Class with an Initial Face Amount of $250,000. The Death Benefit, Cash Value and Cash Surrender Value would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.


    The tables reflect the fact that the net return on the assets held in the Investment Divisions is lower than the gross after-tax return of the Portfolios. This is because these tables assume an investment management fee and other estimated Portfolio expenses totaling 0.81%. The 0.81% figure is based on an average of the current management fees and expenses of the available 14 Portfolios, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Portfolios associated with a Certificate may be more or less than 0.81%, will vary from year to year, and will depend on how the Cash Value is allocated.


    As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the front-end sales load, the daily charge to the Separate Account for assuming mortality and expense risks, and the monthly administrative expense and cost of insurance charges. All tables assume a charge of 2.00% for taxes attributable to premiums, a 1.25% charge for the federal DAC tax and reflect the fact that no charges against the Separate Account are currently made for federal, state or local taxes attributable to the Group Policy or Certificate.

    Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, Hartford will furnish a comparable illustration based on a proposed Certificate's specific circumstances.

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.81% NET)

                                        CURRENT CHARGES*                    GUARANTEED CHARGES**
                PREMIUMS       -----------------------------------   -----------------------------------
  END OF      ACCUMULATED                     CASH                                  CASH
  POLICY     AT 5% INTEREST       CASH      SURRENDER     DEATH         CASH      SURRENDER     DEATH
   YEAR         PER YEAR         VALUE        VALUE      BENEFIT       VALUE        VALUE      BENEFIT
  -------   ----------------   ----------   ---------   ----------   ----------   ---------   ----------
      1            14,807          12,243     12,243       250,000       11,001     11,001       250,000
      2            30,355          24,227     24,227       250,000       21,808     21,808       250,000
      3            46,680          35,959     35,959       250,000       32,425     32,425       250,000
      4            63,821          47,475     47,475       250,000       42,857     42,857       250,000
      5            81,819          58,793     58,793       250,000       53,105     53,105       250,000
      6           100,717          70,028     70,028       250,000       63,174     63,174       250,000
      7           120,560          81,092     81,092       250,000       73,062     73,062       250,000
      8           126,588          79,449     79,449       250,000       70,475     70,475       250,000
      9           132,917          77,785     77,785       250,000       67,769     67,769       250,000
     10           139,563          76,088     76,088       250,000       64,924     64,924       250,000
     11           146,541          74,452     74,452       250,000       61,922     61,922       250,000
     12           153,868          72,746     72,746       250,000       58,744     58,744       250,000
     13           161,561          70,949     70,949       250,000       55,376     55,376       250,000
     14           169,639          69,054     69,054       250,000       51,798     51,798       250,000
     15           178,121          67,055     67,055       250,000       47,985     47,985       250,000
     16           187,027          64,877     64,877       250,000       43,900     43,900       250,000
     17           196,378          62,577     62,577       250,000       39,501     39,501       250,000
     18           206,197          60,138     60,138       250,000       34,732     34,732       250,000
     19           216,507          57,545     57,545       250,000       29,525     29,525       250,000
     20           227,332          54,781     54,781       250,000       23,808     23,808       250,000
     25           290,140          37,433     37,433       250,000           --         --            --
     30           370,300          10,535     10,535       250,000           --         --            --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.19% NET)

                                        CURRENT CHARGES*                      GUARANTEED CHARGES**
               PREMIUMS       -------------------------------------   -------------------------------------
  END OF      ACCUMULATED                      CASH                                    CASH
  POLICY    AT 5% INTEREST       CASH       SURRENDER      DEATH         CASH       SURRENDER      DEATH
   YEAR        PER YEAR          VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  -------   ---------------   -----------   ----------   ----------   -----------   ----------   ----------
      1           14,807           12,991      12,991       250,000        11,702      11,702       250,000
      2           30,355           26,486      26,486       250,000        23,901      23,901       250,000
      3           46,680           40,513      40,513       250,000        36,625      36,625       250,000
      4           63,821           55,132      55,132       250,000        49,908      49,908       250,000
      5           81,819           70,388      70,388       250,000        63,779      63,779       250,000
      6          100,717           86,423      86,423       250,000        78,277      78,277       250,000
      7          120,560          103,186     103,186       250,000        93,435      93,435       250,000
      8          126,588          107,419     107,419       250,000        96,259      96,259       250,000
      9          132,917          111,819     111,819       250,000        99,117      99,117       250,000
     10          139,563          116,388     116,388       250,000       101,999     101,999       250,000
     11          146,541          121,300     121,300       252,726       104,901     104,901       250,000
     12          153,868          126,381     126,381       256,279       107,819     107,819       250,000
     13          161,561          131,626     131,626       259,894       110,753     110,753       250,000
     14          169,639          137,040     137,040       263,574       113,701     113,701       250,000
     15          178,121          142,631     142,631       267,324       116,658     116,658       250,000
     16          187,027          148,361     148,361       271,082       119,615     119,615       250,000
     17          196,378          154,281     154,281       274,936       122,558     122,558       250,000
     18          206,197          160,394     160,394       278,907       125,472     125,472       250,000
     19          216,507          166,708     166,708       283,020       128,334     128,334       250,000
     20          227,332          173,225     173,225       287,288       131,126     131,126       250,000
     25          290,140          209,003     209,003       310,961       143,487     143,487       250,000
     30          370,300          250,496     250,496       339,183       150,250     150,250       250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.19% NET)

                                           CURRENT CHARGES*                          GUARANTEED CHARGES**
               PREMIUMS       -------------------------------------------   ---------------------------------------
  END OF      ACCUMULATED                         CASH                                       CASH
  POLICY    AT 5% INTEREST        CASH         SURRENDER        DEATH          CASH       SURRENDER       DEATH
   YEAR        PER YEAR           VALUE          VALUE         BENEFIT         VALUE        VALUE        BENEFIT
  -------   ---------------   -------------   ------------   ------------   -----------   ----------   ------------
      1           14,807             13,740        13,740         250,000        12,403      12,403         250,000
      2           30,355             28,835        28,835         250,000        26,079      26,079         250,000
      3           46,680             45,436        45,436         250,000        41,172      41,172         250,000
      4           63,821             63,742        63,742         250,000        57,848      57,848         250,000
      5           81,819             83,954        83,954         250,000        76,289      76,289         250,000
      6          100,717            106,383       106,383         254,340        96,703      96,703         250,000
      7          120,560            131,081       131,081         304,360       119,174     119,174         276,869
      8          126,588            144,289       144,289         325,493       130,169     130,169         293,813
      9          132,917            158,810       158,810         348,201       142,131     142,131         311,820
     10          139,563            174,766       174,766         372,606       155,133     155,133         330,956
     11          146,541            192,566       192,566         399,356       169,259     169,259         351,291
     12          153,868            212,116       212,116         428,150       184,599     184,599         372,899
     13          161,561            233,565       233,565         459,046       201,258     201,258         395,860
     14          169,639            257,095       257,095         492,200       219,345     219,345         420,258
     15          178,121            282,906       282,906         527,787       238,975     238,975         446,181
     16          187,027            311,122       311,122         565,853       260,267     260,267         473,725
     17          196,378            342,063       342,063         606,761       283,340     283,340         502,991
     18          206,197            375,983       375,983         650,776       308,319     308,319         534,086
     19          216,507            413,161       413,161         698,191       335,326     335,326         567,125
     20          227,332            453,900       453,900         749,306       364,498     364,498         602,229
     25          290,140            723,462       723,462       1,071,425       548,809     548,809         813,539
     30          370,300          1,145,374     1,145,374       1,543,736       815,054     815,054       1,099,748

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.81% NET)

                                       CURRENT CHARGES*                    GUARANTEED CHARGES**
               PREMIUMS       -----------------------------------   -----------------------------------
  END OF      ACCUMULATED                    CASH                                  CASH
  POLICY    AT 5% INTEREST       CASH      SURRENDER     DEATH         CASH      SURRENDER     DEATH
   YEAR        PER YEAR         VALUE        VALUE      BENEFIT       VALUE        VALUE      BENEFIT
  -------   ---------------   ----------   ---------   ----------   ----------   ---------   ----------
      1           14,807          12,232     12,232       262,265       10,949     10,949       261,057
      2           30,355          24,185     24,185       274,241       21,647     21,647       271,775
      3           46,680          35,856     35,856       285,935       32,090     32,090       282,240
      4           63,821          47,275     47,275       297,376       42,277     42,277       292,448
      5           81,819          58,459     58,459       308,579       52,200     52,200       302,393
      6          100,717          69,557     69,557       319,684       61,855     61,855       312,070
      7          120,560          80,448     80,448       330,592       71,223     71,223       321,462
      8          126,588          78,623     78,623       328,769       68,096     68,096       318,345
      9          132,917          76,763     76,763       326,912       64,828     64,828       315,089
     10          139,563          74,855     74,855       325,008       61,395     61,395       311,670
     11          146,541          72,984     72,984       323,134       57,786     57,786       308,074
     12          153,868          71,015     71,015       321,173       53,981     53,981       304,286
     13          161,561          68,922     68,922       319,091       49,974     49,974       300,296
     14          169,639          66,699     66,699       316,879       45,751     45,751       296,090
     15          178,121          64,342     64,342       314,532       41,293     41,293       291,652
     16          187,027          61,754     61,754       311,963       36,571     36,571       286,952
     17          196,378          59,016     59,016       309,238       31,551     31,551       281,957
     18          206,197          56,115     56,115       306,350       26,189     26,189       276,623
     19          216,507          53,037     53,037       303,287       20,434     20,434       270,900
     20          227,332          49,765     49,765       300,031       14,237     14,237       264,740
     25          290,140          29,689     29,689       280,065           --         --            --
     30          370,300             745        745       251,295           --         --            --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.19% NET)

                                        CURRENT CHARGES*                      GUARANTEED CHARGES**
               PREMIUMS       -------------------------------------   -------------------------------------
  END OF      ACCUMULATED                      CASH                                    CASH
  POLICY    AT 5% INTEREST       CASH       SURRENDER      DEATH         CASH       SURRENDER      DEATH
   YEAR        PER YEAR          VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  -------   ---------------   -----------   ----------   ----------   -----------   ----------   ----------
      1           14,807           12,980      12,980       262,950        11,646      11,646       261,698
      2           30,355           26,440      26,440       276,370        23,722      23,722       273,738
      3           46,680           40,395      40,395       290,283        36,241      36,241       286,219
      4           63,821           54,895      54,895       304,736        49,216      49,216       299,155
      5           81,819           69,977      69,977       319,769        62,657      62,657       312,556
      6          100,717           85,818      85,818       335,545        76,575      76,575       326,434
      7          120,560          102,325     102,325       351,996        90,970      90,970       340,788
      8          126,588          106,261     106,261       355,921        92,911      92,911       342,736
      9          132,917          110,311     110,311       359,962        94,748      94,748       344,582
     10          139,563          114,466     114,466       364,108        96,449      96,449       346,295
     11          146,541          118,883     118,883       368,503        97,993      97,993       347,852
     12          153,868          123,381     123,381       372,994        99,352      99,352       349,226
     13          161,561          127,934     127,934       377,542       100,506     100,506       350,398
     14          169,639          132,537     132,537       382,141       101,429     101,429       351,341
     15          178,121          137,187     137,187       386,786       102,089     102,089       352,023
     16          187,027          141,783     141,783       391,387       102,439     102,439       352,400
     17          196,378          146,406     146,406       396,008       102,428     102,428       352,419
     18          206,197          151,039     151,039       400,640       101,988     101,988       352,016
     19          216,507          155,667     155,667       405,268       101,043     101,043       351,113
     20          227,332          160,269     160,269       409,873        99,514      99,514       349,634
     25          290,140          181,887     181,887       431,540        80,407      80,407       330,875
     30          370,300          197,395     197,395       447,193        31,260      31,260       282,386

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.19% NET)

                                           CURRENT CHARGES*                          GUARANTEED CHARGES**
               PREMIUMS       -------------------------------------------   ---------------------------------------
  END OF      ACCUMULATED                         CASH                                       CASH
  POLICY    AT 5% INTEREST        CASH         SURRENDER        DEATH          CASH       SURRENDER       DEATH
   YEAR        PER YEAR           VALUE          VALUE         BENEFIT         VALUE        VALUE        BENEFIT
  -------   ---------------   -------------   ------------   ------------   -----------   ----------   ------------
      1           14,807             13,728        13,728         263,632        12,344      12,344         262,337
      2           30,355             28,785        28,785         278,573        25,883      25,883         275,771
      3           46,680             45,302        45,302         294,964        40,734      40,734         290,508
      4           63,821             63,463        63,463         312,981        57,029      57,029         306,677
      5           81,819             83,450        83,450         332,809        74,906      74,906         324,416
      6          100,717            105,612       105,612         354,781        94,523      94,523         343,882
      7          120,560            130,045       130,045         379,016       116,039     116,039         365,232
      8          126,588            142,962       142,962         391,831       125,962     125,962         375,087
      9          132,917            157,167       157,167         405,924       136,727     136,727         385,778
     10          139,563            172,780       172,780         421,413       148,393     148,393         397,366
     11          146,541            190,205       190,205         438,679       161,041     161,041         409,928
     12          153,868            209,354       209,354         457,678       174,750     174,750         423,545
     13          161,561            230,381       230,381         478,541       189,622     189,622         438,316
     14          169,639            253,478       253,478         501,458       205,760     205,760         454,343
     15          178,121            278,858       278,858         526,639       223,274     223,274         471,737
     16          187,027            306,655       306,655         557,729       242,275     242,275         490,608
     17          196,378            337,151       337,151         598,048       262,877     262,877         511,070
     18          206,197            370,583       370,583         641,430       285,197     285,197         533,241
     19          216,507            407,227       407,227         688,162       309,356     309,356         557,240
     20          227,332            447,380       447,380         738,541       335,491     335,491         583,202
     25          290,140            713,063       713,063       1,056,024       501,962     501,962         748,573
     30          370,300          1,128,904     1,128,904       1,521,539       745,274     745,274       1,005,595

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.81% NET)

                                       CURRENT CHARGES*                    GUARANTEED CHARGES**
               PREMIUMS       -----------------------------------   -----------------------------------
  END OF      ACCUMULATED                    CASH                                  CASH
  POLICY    AT 5% INTEREST       CASH      SURRENDER     DEATH         CASH      SURRENDER     DEATH
   YEAR        PER YEAR         VALUE        VALUE      BENEFIT       VALUE        VALUE      BENEFIT
  -------   ---------------   ----------   ---------   ----------   ----------   ---------   ----------
      1            6,300           5,051      5,051       250,000        3,963      3,963       250,000
      2           12,915           9,935      9,935       250,000        7,797      7,797       250,000
      3           19,861          14,652     14,652       250,000       11,500     11,500       250,000
      4           27,154          19,234     19,234       250,000       15,070     15,070       250,000
      5           34,812          23,695     23,695       250,000       18,500     18,500       250,000
      6           42,853          28,169     28,169       250,000       21,789     21,789       250,000
      7           51,296          32,547     32,547       250,000       24,919     24,919       250,000
      8           60,161          36,947     36,947       250,000       28,001     28,001       250,000
      9           69,469          41,242     41,242       250,000       30,898     30,898       250,000
     10           79,242          45,425     45,425       250,000       33,595     33,595       250,000
     11           89,504          49,554     49,554       250,000       36,085     36,085       250,000
     12          100,279          53,547     53,547       250,000       38,355     38,355       250,000
     13          111,593          57,387     57,387       250,000       40,404     40,404       250,000
     14          123,473          61,076     61,076       250,000       42,219     42,219       250,000
     15          135,947          64,615     64,615       250,000       43,790     43,790       250,000
     16          149,044          67,938     67,938       250,000       45,092     45,092       250,000
     17          162,796          71,110     71,110       250,000       46,098     46,098       250,000
     18          177,236          74,124     74,124       250,000       46,771     46,771       250,000
     19          192,398          76,977     76,977       250,000       47,065     47,065       250,000
     20          208,318          79,659     79,659       250,000       46,936     46,936       250,000
     25          300,684          90,118     90,118       250,000       38,318     38,318       250,000
     30          418,569          94,135     94,135       250,000        7,660      7,660       250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.19% NET)

                                        CURRENT CHARGES*                      GUARANTEED CHARGES**
               PREMIUMS       -------------------------------------   -------------------------------------
  END OF      ACCUMULATED                      CASH                                    CASH
  POLICY    AT 5% INTEREST       CASH       SURRENDER      DEATH         CASH       SURRENDER      DEATH
   YEAR        PER YEAR          VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  -------   ---------------   -----------   ----------   ----------   -----------   ----------   ----------
      1            6,300            5,364       5,364       250,000         4,238       4,238       250,000
      2           12,915           10,874      10,874       250,000         8,595       8,595       250,000
      3           19,861           16,535      16,535       250,000        13,074      13,074       250,000
      4           27,154           22,385      22,385       250,000        17,680      17,680       250,000
      5           34,812           28,447      28,447       250,000        22,411      22,411       250,000
      6           42,853           34,866      34,866       250,000        27,271      27,271       250,000
      7           51,296           41,547      41,547       250,000        32,253      32,253       250,000
      8           60,161           48,629      48,629       250,000        37,479      37,479       250,000
      9           69,469           55,999      55,999       250,000        42,824      42,824       250,000
     10           79,242           63,663      63,663       250,000        48,282      48,282       250,000
     11           89,504           71,730      71,730       250,000        53,856      53,856       250,000
     12          100,279           80,115      80,115       250,000        59,547      59,547       250,000
     13          111,593           88,824      88,824       250,000        65,366      65,366       250,000
     14          123,473           97,881      97,881       250,000        71,319      71,319       250,000
     15          135,947          107,310     107,310       250,000        77,413      77,413       250,000
     16          149,044          117,090     117,090       250,000        83,650      83,650       250,000
     17          162,796          127,302     127,302       250,000        90,029      90,029       250,000
     18          177,236          137,977     137,977       250,000        96,549      96,549       250,000
     19          192,398          149,139     149,139       253,194       103,206     103,206       250,000
     20          208,318          160,701     160,701       266,517       110,004     110,004       250,000
     25          300,684          224,815     224,815       334,488       146,836     146,836       250,000
     30          418,569          300,290     300,290       406,606       191,363     191,363       259,401

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.19% NET)

                                           CURRENT CHARGES*                         GUARANTEED CHARGES**
                PREMIUMS       -----------------------------------------   ---------------------------------------
  END OF      ACCUMULATED                        CASH                                         CASH
  POLICY     AT 5% INTEREST       CASH        SURRENDER        DEATH           CASH        SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE         BENEFIT          VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   ------------   ------------   -------------   ----------   ----------
      1             6,300            5,678         5,678         250,000           4,513       4,513       250,000
      2            12,915           11,852        11,852         250,000           9,427       9,427       250,000
      3            19,861           18,573        18,573         250,000          14,783      14,783       250,000
      4            27,154           25,933        25,933         250,000          20,629      20,629       250,000
      5            34,812           34,016        34,016         250,000          27,012      27,012       250,000
      6            42,853           43,034        43,034         250,000          33,993      33,993       250,000
      7            51,296           52,977        52,977         250,000          41,625      41,625       250,000
      8            60,161           64,077        64,077         250,000          50,110      50,110       250,000
      9            69,469           76,324        76,324         250,000          59,405      59,405       250,000
     10            79,242           89,836        89,836         250,000          69,597      69,597       250,000
     11            89,504          104,899       104,899         250,000          80,797      80,797       250,000
     12           100,279          121,552       121,552         250,000          93,131      93,131       250,000
     13           111,593          139,896       139,896         274,950         106,752     106,752       250,000
     14           123,473          160,042       160,042         306,395         121,831     121,831       250,000
     15           135,947          182,161       182,161         339,838         138,529     138,529       258,642
     16           149,044          206,378       206,378         375,350         156,686     156,686       285,192
     17           162,796          232,951       232,951         413,216         176,392     176,392       313,134
     18           177,236          262,099       262,099         453,659         197,757     197,757       342,565
     19           192,398          294,065       294,065         496,932         220,893     220,893       373,589
     20           208,318          329,107       329,107         543,295         245,923     245,923       406,317
     25           300,684          561,269       561,269         831,223         404,678     404,678       599,884
     30           418,569          925,165       925,165       1,246,938         635,130     635,130       856,978

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.81% NET)

                                         CURRENT CHARGES*                       GUARANTEED CHARGES**
               PREMIUMS       ---------------------------------------   -------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  POLICY    AT 5% INTEREST       CASH        SURRENDER       DEATH         CASH       SURRENDER      DEATH
   YEAR        PER YEAR          VALUE         VALUE        BENEFIT        VALUE        VALUE       BENEFIT
  -------   ---------------   -----------   ------------   ----------   -----------   ----------   ----------
      1            6,300            5,046         5,046       255,071         3,942       3,942       254,042
      2           12,915            9,918         9,918       259,957         7,736       7,736       257,847
      3           19,861           14,610        14,610       264,663        11,375      11,375       261,499
      4           27,154           19,152        19,152       269,218        14,856      14,856       264,994
      5           34,812           23,558        23,558       273,636        18,171      18,171       268,322
      6           42,853           27,977        27,977       278,053        21,313      21,313       271,478
      7           51,296           32,286        32,286       282,371        24,262      24,262       274,444
      8           60,161           36,600        36,600       286,694        27,123      27,123       277,322
      9           69,469           40,790        40,790       290,895        29,756      29,756       279,974
     10           79,242           44,844        44,844       294,961        32,139      32,139       282,377
     11           89,504           48,812        48,812       298,936        34,260      34,260       284,520
     12          100,279           52,607        52,607       302,745        36,103      36,103       286,386
     13          111,593           56,201        56,201       306,356        37,662      37,662       287,969
     14          123,473           59,592        59,592       309,764        38,924      38,924       289,255
     15          135,947           62,776        62,776       312,964        39,872      39,872       290,229
     16          149,044           65,656        65,656       315,869        40,478      40,478       290,863
     17          162,796           68,316        68,316       318,548        40,709      40,709       291,125
     18          177,236           70,742        70,742       320,993        40,521      40,521       290,972
     19          192,398           72,922        72,922       323,193        39,866      39,866       290,356
     20          208,318           74,839        74,839       325,132        38,695      38,695       289,228
     25          300,684           79,716        79,716       330,147        23,788      23,788       274,581
     30          418,569           74,155        74,155       324,784            --          --            --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-HEND
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.19% NET)

                                        CURRENT CHARGES*                    GUARANTEED CHARGES**
               PREMIUMS       ------------------------------------   -----------------------------------
  END OF      ACCUMULATED                     CASH                                  CASH
  POLICY    AT 5% INTEREST       CASH       SURRENDER     DEATH         CASH      SURRENDER     DEATH
   YEAR        PER YEAR          VALUE        VALUE      BENEFIT       VALUE        VALUE      BENEFIT
  -------   ---------------   -----------   ---------   ----------   ----------   ---------   ----------
      1            6,300            5,359      5,359       255,358        4,216      4,216       254,295
      2           12,915           10,855     10,855       260,842        8,527      8,527       258,598
      3           19,861           16,487     16,487       266,462       12,930     12,930       262,993
      4           27,154           22,288     22,288       272,249       17,424     17,424       267,480
      5           34,812           28,279     28,279       278,224       22,000     22,000       272,049
      6           42,853           34,619     34,619       284,534       26,654     26,654       276,696
      7           51,296           41,197     41,197       291,092       31,367     31,367       281,404
      8           60,161           48,145     48,145       298,019       36,248     36,248       286,280
      9           69,469           55,344     55,344       305,196       41,156     41,156       291,186
     10           79,242           62,789     62,789       312,620       46,067     46,067       296,097
     11           89,504           70,572     70,572       320,375       50,966     50,966       300,997
     12          100,279           78,593     78,593       328,375       55,830     55,830       305,864
     13          111,593           86,833     86,833       336,597       60,648     60,648       310,687
     14          123,473           95,296     95,296       345,040       65,400     65,400       315,444
     15          135,947          103,985    103,985       353,710       70,062     70,062       320,113
     16          149,044          112,809    112,809       362,523       74,595     74,595       324,657
     17          162,796          121,857    121,857       371,552       78,954     78,954       329,032
     18          177,236          131,121    131,121       380,798       83,083     83,083       333,180
     19          192,398          140,597    140,597       390,255       86,912     86,912       337,034
     20          208,318          150,274    150,274       399,915       90,373     90,373       340,527
     25          300,684          201,045    201,045       450,626       99,809     99,809       350,205
     30          418,569          253,188    253,188       502,774       86,277     86,277       337,200

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.19% NET)

                                         CURRENT CHARGES*                       GUARANTEED CHARGES**
               PREMIUMS       ---------------------------------------   -------------------------------------
  END OF      ACCUMULATED                      CASH                                      CASH
  POLICY    AT 5% INTEREST       CASH       SURRENDER       DEATH          CASH       SURRENDER      DEATH
   YEAR        PER YEAR          VALUE        VALUE        BENEFIT         VALUE        VALUE       BENEFIT
  -------   ---------------   -----------   ----------   ------------   -----------   ----------   ----------
      1            6,300            5,673       5,673         255,644         4,490       4,490       254,548
      2           12,915           11,831      11,831         261,760         9,352       9,352       259,378
      3           19,861           18,518      18,518         268,401        14,618      14,618       264,608
      4           27,154           25,819      25,819         275,648        20,325      20,325       270,276
      5           34,812           33,809      33,809         283,578        26,504      26,504       276,414
      6           42,853           42,718      42,718         292,407        33,198      33,198       283,064
      7           51,296           52,510      52,510         302,122        40,438      40,438       290,255
      8           60,161           63,407      63,407         312,933        48,393      48,393       298,159
      9           69,469           75,380      75,380         324,812        56,982      56,982       306,693
     10           79,242           88,527      88,527         337,857        66,246      66,246       315,898
     11           89,504          103,097     103,097         352,302        76,239      76,239       325,827
     12          100,279          119,088     119,088         368,169        87,015      87,015       336,535
     13          111,593          136,620     136,620         385,567        98,647      98,647       348,092
     14          123,473          155,850     155,850         404,649       111,204     111,204       360,568
     15          135,947          176,953     176,953         425,588       124,762     124,762       374,040
     16          149,044          200,021     200,021         448,485       139,392     139,392       388,576
     17          162,796          225,350     225,350         473,617       155,165     155,165       404,249
     18          177,236          253,161     253,161         501,212       172,150     172,150       421,128
     19          192,398          283,704     283,704         531,516       190,414     190,414       439,281
     20          208,318          317,248     317,248         564,798       210,034     210,034       458,783
     25          300,684          541,178     541,178         801,469       332,128     332,128       580,145
     30          418,569          893,347     893,347       1,204,054       504,220     504,220       751,288

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

42
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

                                                                              43
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

44
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

                                                                              45
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

46
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

                                                                              47
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

48
--------------------------------------------------------------------------------

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

                                                                              49
--------------------------------------------------------------------------------

("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

50                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   51
--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

52                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.

The following prospectuses contain information relating to all of the funds offered by the Fidelity, Pegasus and Putnam prospectuses. Not all of the funds in the Fidelity, Pegasus and Putnam prospectuses are available to Pegasus Provider Policy Owners. Please review the Pegasus Provider product prospectus for details regarding available funds (see "The Portfolios").